UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-09561
(Investment Company Act File Number)

Century Capital Management Trust
(Exact Name of Registrant as Specified in Charter)

c/o Century Capital Management, LLC
100 Federal Street, Boston, MA 02110
(Address of Principal Executive Offices)

Jennifer Mortimer Century Capital Management, LLC
100 Federal Street, Boston, MA 02110
(Name and Address of Agent for Service)

(617) 482-3060
(Registrant’s Telephone Number)

Date of Fiscal Year End:  October 31

Date of Reporting Period:  October 31, 2015

Item 1.	Reports to Shareholders.

This report is submitted for the general information of the shareholders of Century Shares Trust, Century Small Cap Select Fund, and Century Growth Opportunities Fund (each a “Fund” and collectively, the “Funds”). It is not authorized for distribution to prospective investors in a Fund unless it is preceded by or accompanied by the Fund’s current prospectus. The prospectus includes important information about the Fund’s objective, risks, charges and expenses, experience of its management, and other information. Please read the prospectus carefully before you invest.

The views expressed in this report are those of the Funds’ Portfolio Managers as of October 31, 2015, the end of the reporting period. Any such views are subject to change at any time and may not reflect the Portfolio Managers’ views on the date that this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investments and do not constitute investment advice. There is no assurance that the Funds will continue to invest in the securities mentioned in this report.

Letter to Shareholders

October 31, 2015 (Unaudited)

Dear Fellow Shareholders,

The year 2015 has been a continuation of favorable domestic trends amidst global challenges. After five years of a fairly steady economic recovery, shouldn’t investors and consumers feel better about low inflation and low unemployment? At the time of writing, the S&P 500 Index is up 3.01% for the calendar year through November 30, 2015, and the index is up 95.84% for the five years through November 30, 2015, compounding at an impressive 14.38% annual return. This sustained recovery seems unloved, despite these strong results.

We suggest there are a few primary reasons for this cautious market: 1) the pace of economic growth has been slower than prior recoveries 2) rising interest rate risks are unknown and 3) the recovery benefits have not been evenly distributed across the population. We believe the economy will benefit as wage increases spread to lower income households over the next year. The upcoming 2016 Presidential election is already highlighting populist economic themes as a major campaign issue.

The U.S. economy has remained on firmer footing than other global powers. U.S. inflation has been running below the Federal Reserve’s (“Fed”) 2% target. Companies have consistently added jobs, and the unemployment rate has dropped to 5.0%, well below its long term average. We find it interesting that wage pressures are emerging, despite the price of goods (represented by CPI in the nearby chart) not growing. Perhaps, we are finally seeing a shift in the balance of power from capital toward labor, which would be a reversal of recent trends. Oil prices have declined over 40% in the last year - the equivalent of a tax cut for consumers. Interest rates are at record lows, although the Federal Reserve is widely expected to raise rates over the coming months. In summary, Americans are in an enviable position. Most other nations have been trying to stimulate spending and have kept interest rates low to avoid slipping into another recession.

Source: Bloomberg (Data as of 10/30/2015; Date range 10/31/1995 through 10/30/2015)

Source: Bloomberg (Data as of 10/31/2015; Date range 10/31/2007 through 10/31/2015)

Past performance is not indicative of future results.

Annual Report | October 31, 2015	1

Letter to Shareholders

October 31, 2015 (Unaudited)

After several years of rising profit margins, we expect U.S. corporate earnings to remain flat this year, due to weakening global trade and a strengthening U.S. dollar, which hurts exports. S&P 500 earnings are estimated to return to 8%-9% growth in 2016. Companies have been generating significant free cash flow, and Gross Domestic Product (“GDP”) has continued to expand at a moderate 2% rate. Looking out our office window, several construction cranes pierce the skyline, reaffirming our belief that the slow and plodding domestic recovery keeps gaining altitude, despite few signs of ‘irrational exuberance.’ These are encouraging indicators, even if investor optimism is currently missing.

Domestic Economy Looks Steady

The U.S. economy has remained in an expansionary phase. GDP growth has been steady, the unemployment rate has been cut in half (from 10% in 2009 to 5% in 2015), and consumer confidence has been registering levels not seen since 2007. Elevated home prices, lower energy prices and higher wages have put more money in consumers’ pockets. Discretionary spending has remained strong for automobile and household improvement items, but we have been surprised to see consumers show spending restraint at the retail mall and redeploy the proceeds into savings and paying down debts. This frugal trend is worth monitoring.

Domestic corporations have generally been healthy with high profit margins and large amounts of net cash on their balance sheets. Free cash flow can be invested for growth (research and development (“R&D”), mergers and acquisitions (“M&A”), and capital expenditures for new equipment) or returned to shareholders (stock buybacks and dividends). Currently, many firms seem hesitant to increase investment in new products or services and more willing to return cash to shareholders. Amid a slower GDP growth environment, CEOs increasingly turn to acquisitions to boost organic revenues. As a result, the mergers and acquisitions cycle has accelerated.

The 2016 Presidential election cycle is already in full swing, which means that any hope for legislative policy initiatives and bipartisanship must wait until 2017. We believe that the political rhetoric and campaign vitriol will dominate the headlines from now until Election Day.

Source: Compustat and Goldman Sachs Global Investment Research Report. (Data as of 11/5/2015; Date range 01/1/1999 through 12/31/2014; 2015 & 2016 are estimates.)

Since the financial crisis of 2008, central banks across the U.S., Europe and Asia have been using innovative monetary policies to spur economic growth. The U.S. recovery is mostly complete, and we believe that the Fed is on the cusp of reversing course and raising rates. Globally, the results are more uncertain. The Fed’s decoupling from other nations’ central banks is another issue to monitor over the next year.

Past performance is not indicative of future results.

2	centuryfunds.com

Letter to Shareholders

October 31, 2015 (Unaudited)

Global Growth Uneven

The Eurozone has been awash in quantitative easing programs, and growth has been erratic. While the latest round of stimulus initiatives have stabilized the Eurozone for now, GDP growth has remained anemic across the continent. More recently, the Paris terrorist attacks and Syrian migrant news headlines have raised concerns about European border and immigration controls.

Asia has continued to face significant economic headwinds. China has also engaged in stimulus measures and recently stumbled as the government intervened to curb market volatility. This interference cast further doubts on the true health of the Chinese economy. Japan has remained stymied by decades of stagnation. Latin America has also suffered from the Asian slowdown and severe commodity recession.

Perhaps, the biggest geopolitical surprise of the last year was the rising belligerence of Russian President Vladimir Putin in Crimea, Ukraine, Syria and Turkey. Russia’s economy has shrunk from the severe drop in oil prices, and Putin’s remedy seems to have been challenging the NATO Alliance countries as the cause of Russia’s problems and the possible return of Russian greatness.

Interest Rate Normalization Takes a Decade

After the Lehman Brothers bankruptcy in 2008, the Federal Reserve undertook an extraordinary program to stimulate growth. Fast forward seven years and most investors are now expecting the Fed to raise rates at their December meeting. The Fed has a dual mandate from Congress to achieve full employment and price stability. The last time the Fed raised interest rates was back on June 29, 2006, nearly a decade ago! It is difficult to forecast how investors will adjust to analyzing markets or companies in a gradually rising interest rate environment, but the capital markets have had several months to adjust their expectations and the fear of inflation appears to be receding for now.

Source Bloomberg (Data as of 10/31/2015; Date range 10/31/1995 through 10/31/2015)

Each Cycle is Slightly Different

Seven years removed from a financial disaster, economic indicators have been improving, and corporations and consumers are arguably in better shape than in other economic recoveries. It surprises us that companies aren’t investing more aggressively in new people, products and plants. With jobs plentiful and rates low, why aren’t consumers spending more of their gas savings? Perhaps it’s the hangover effect of the financial crisis. Caution derived from vivid memory of recent pain is a healthy motivator of behavior. Unfortunately, this painful lesson tends to fade over time as the memory recedes.

Past performance is not indicative of future results.

Annual Report | October 31, 2015	3

Letter to Shareholders

October 31, 2015 (Unaudited)

Capital markets have been anxiously waiting three years for the Fed to begin raising rates – never have so many waited so long for so little. If the recovery had been stronger and faster, we likely would have battled much steeper wage and commodity inflation, which would have led to more uncertainty and earlier interest rate increases, as well as shortened the expansion. This leaves us feeling that investors should probably be more excited about our ‘tortoise-like’ current economic position than the current investor malaise toward the market.

The stock market tends to climb a wall of worry, and we certainly worry about terrorism, geopolitical crises, inflation, student loan default, global recession, the 2016 election and current valuation levels. However, we remain optimistic that the competitive outlook for American quality growth companies looks favorable versus other countries. While our corporate tax rates and regulatory burden are higher than other nations, the U.S. enjoys many structural advantages in our corporate governance, our diverse and innovative culture, unified laws and strong belief in democratic capitalism. We remain optimistic about researching innovative leaders and investing in well-run companies.

Business Update

We hosted a Special Meeting of Shareholders of the Century Funds on October 1 to seek approval from you, our shareholders, related to our pending change of control, among other proposals. We are excited to announce that all the proposals passed successfully. We will continue to be a 100% employee owned investment boutique. We remain committed to investing in high-quality companies that we believe will deliver solid results in normal and nervous markets and provide an attractive return profile over a full market cycle. We hope to help you reach your investment goals, so please contact us if we can be helpful to you.

We truly appreciate your business, and we are grateful for the trust you place in us.

Respectfully submitted,

Alexander L. Thorndike
Chairman of the Century Funds

4	centuryfunds.com

Fund Commentary

CENTURY SHARES TRUST	October 31, 2015 (Unaudited)

HOW DID THE PORTFOLIO PERFORM?
For the one-year period ended October 31, 2015, Century Shares Trust’s Institutional shares (CENSX) returned +11.76%, outperforming the Russell 1000 Growth Index (R1000G), the Fund’s benchmark, which returned +9.18%.

WHAT FACTORS INFLUENCED PERFORMANCE?
The top contributors to relative performance on a sector basis were Information Technology, Consumer Discretionary and Financials, resulting mainly from stock selection. The top performing stocks included Amazon.com, Inc. (e-commerce), Equinix, Inc. (data center services), Alphabet, Inc. (internet search and advertising), Starbucks Corp. (coffee retailing) and Allergan PLC (specialty drug manufacturing). Amazon delivered better than expected earnings results despite a negative foreign exchange impact. Equinix lifted on solid earnings results with better than expected revenues. Alphabet, commonly known as Google, benefited from solid earnings results including accelerating growth and lower than expected operating expenses from its U.S. business. Starbucks rose on strong same store sales results. Allergan performed well due to its strong sales and earnings growth.

The top detractors from relative performance on a sector basis were Consumer Staples, Industrials and Energy, resulting mainly from stock selection. The worst performing stocks included Harley-Davidson, Inc. (recreational vehicles), QUALCOMM, Inc. (communication equipment), Fluor Corp. (construction services), FMC Technologies, Inc. (oil and gas services) and Union Pacific Corp. (railroads). Harley-Davidson traded down as a slower than anticipated recovery in the U.S. economy and macro risks led to a lower earnings forecast. QUALCOMM fell on concerns regarding chipset pricing (in the non-iPhone market) and increased competition. Fluor declined due to continued weak capital spending in the oil & gas and mining sectors. FMC underperformed due to the expected impact of lower oil prices. Union Pacific sold off on lowered earnings forecasts due to weaker than anticipated volume growth in coal, crude by rail and sand used in hydraulic fracturing.

HOW WAS THE PORTFOLIO POSITIONED AT PERIOD END?
The portfolio is diversified across almost every sector while maintaining its largest overweight positions in the Financials and Telecommunication Services sectors. Conversely, the portfolio holds its largest underweight positions in the Consumer Staples and Consumer Discretionary sectors.

We believe the domestic economy has remained stable. GDP growth has continued to be positive, consumer confidence has remained high and unemployment levels have dropped to pre-crisis levels. Inflation has remained low which prompted the Fed to delay raising interest rates during its most recent meeting. Given the strong performance of U.S. equities since the recession in 2008, in our view, stocks appear to be reasonably valued.

Europe, following in the U.S.’s footsteps, has continued its quantitative easing program in hopes of jump starting economic growth. The Eurozone has seen modest progress including mild GDP growth, but the true effectiveness of the stimulus effort has yet to be seen.

Further east, China has continued to experience economic problems. Most recently, disappointing economic data led to a slide in the Chinese stock market which required government intervention to stabilize the situation. These events increased suspicion that China’s economy is slowing faster than expected and has more issues than its government is willing to admit.

With these thoughts in mind, we remain focused on investing in high quality U.S. based companies. Should we see an increase in market volatility, we will look for opportunities to enhance our portfolio holdings.

Past performance is not indicative of future results. Current performance may be lower or higher than the performance data quoted.

Annual Report | October 31, 2015	5

Fund Commentary

CENTURY SHARES TRUST	October 31, 2015 (Unaudited)

Risks: The Fund may invest a significant portion of assets in a limited number of companies or in companies within the same market sector. As a result, the Fund may be more susceptible to financial, market and economic events affecting particular companies or sectors and therefore may experience greater price volatility than funds with more diversified portfolios. Please read the Fund’s prospectus for details regarding the Fund’s risk profile.

Ten Largest Holdings*
ALPHABET, INC. Internet Software & Services	6.08%
AMAZON.COM, INC. Internet & Catalog Retail	5.60%
APPLE, INC. Technology Hardware, Storage & Peripherals	4.83%
AMERICAN TOWER CORP. Real Estate Investment Trust (REITs)	4.36%
EQUINIX, INC. Real Estate Investment Trust (REITs)	4.19%
PEPSICO, INC. Beverages	4.05%
WESTERN UNION CO. IT Services	3.99%
VISA, INC., CLASS A IT Services	3.92%
ALLERGAN PLC Pharmaceuticals	3.91%
UNITED PARCEL SERVICE, INC., CLASS B Air Freight & Logistics	3.80%

Sector Allocation*
Information Technology	26.3%
Consumer Discretionary	17.8%
Health Care	14.7%
Financials	12.1%
Industrials	9.8%
Consumer Staples	7.7%
Materials	3.0%
Telecommunication Services	2.9%
Cash, Cash Equivalents, & Other Net Assets	5.7%

*	Based on the Fund’s net assets at October 31, 2015 and subject to change.

6	centuryfunds.com

Performance Summary

CENTURY SHARES TRUST	October 31, 2015 (Unaudited)

Institutional Shares

The returns shown below represent past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the Fund’s past performance. For the most recent month‐end performance, please call 800‐303‐1928.

As stated in the Fund’s current prospectus, the total (gross) operating expenses are 1.09% for the Institutional Shares. The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted to reflect the deduction of taxes that a shareholder would pay on these distributions or the redemption of Fund shares. Shares held less than 90 days may be subject to a 1% redemption fee.

Average Annual Total Returns October 31, 2015
	1 Year	3 Years	5 Years	10 Years
Century Shares Trust - Institutional Shares (CENSX)	11.76%	19.09%	14.82%	7.75%
Russell 1000® Growth Index	9.18%	17.94%	15.30%	9.09%

Growth of $100,000 for the period ended October 31, 2015

The graph and table reflect the change in value of a hypothetical investment in the Fund, including reinvestment of dividends and distributions, compared with the index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index. Minimum initial investment for Institutional Shares is $100,000.

The Russell 1000®Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000®companies with higher price-to-book ratios and higher forecasted growth values.

Annual Report | October 31, 2015	7

Fund Commentary

CENTURY SMALL CAP SELECT FUND	October 31, 2015 (Unaudited)

HOW DID THE PORTFOLIO PERFORM?
For the one-year period ended October 31, 2015, Century Small Cap Select Fund Institutional Shares (CSMCX) returned +2.48% and the Investor Shares (CSMVX) returned +2.14%, underperforming the Russell 2000 Growth Index (R2000G), the Fund’s benchmark, which returned +3.52%.

WHAT FACTORS INFLUENCED PERFORMANCE?
The top contributors to relative performance on a sector basis were Health Care (stock selection), Materials (allocation) and Consumer Discretionary (stock selection). The top performing stocks included Anacor Pharmaceuticals, Inc. (biotechnology), Cambrex Corp. (biotechnology), AMN Healthcare Services, Inc. (healthcare services), j2 Global, Inc. (software) and Eagle Bancorp, Inc. (banking). Anacor appreciated from favorable Phase 3 trial results for the company’s second product, Crisaborole. Cambrex delivered better than expected earnings results and added additional manufacturing capacity to meet rising demand for its product. AMN Healthcare Services traded up on better than expected earnings results and raised guidance. j2 Global lifted on better than expected earnings results. Eagle Bancorp executed well on a recent accretive acquisition and delivered faster than expected growth.

The top detractors from relative performance on a sector basis were Industrials (stock selection), Energy (allocation) and Consumer Staples (stock selection). The worst performing stocks included Basic Energy Services, Inc. (oil and gas services), Saia, Inc. (trucking), NCI Building Systems, Inc. (building materials), Greenbrier Companies, Inc. (railroads) and CAI International, Inc. (transportation rental and leasing). Basic Energy, Saia, NCI and Greenbrier all underperformed due to general weakness in the energy sector. CAI lagged due to underlying weakness in global trade expectations.

HOW WAS THE PORTFOLIO POSITIONED AT PERIOD END?
The portfolio currently maintains its largest overweight positions in the Energy, Consumer Discretionary and Information Technology sectors. The Fund is most underweight the Materials, Industrials and Telecommunication Services sectors.

We continue to believe that the domestic economy is sound, despite the recent increase in equity market volatility. Investors were rattled during the third quarter by weak economic data coming from China, prompting government intervention to stabilize a slide in their stock market. The broader global economy has also generally remained dependent on central bank actions. Europe is a few steps behind the U.S. and has continued its quantitative easing program to jump start economic growth.

On the positive side, equity markets rebounded in October supported by decent U.S. GDP growth, adequate consumer confidence levels, and an unemployment rate that recently dropped to 5.0%. In general, corporations have remained well capitalized and have continued to grow their earnings without the typical inflationary pressures that usually appear at this stage of a recovery. Investors hope the impending rise in interest rates will be slower and less disruptive than prior cycles. We believe a rate increase might benefit higher quality growth businesses, rather than more speculative industries, such as biotechnology. As always, we remain focused on finding high quality growth enterprises that we believe are trading at reasonable valuations.

Past performance is not indicative of future results. Current performance may be lower or higher than the performance data quoted.

8	centuryfunds.com

Fund Commentary

CENTURY SMALL CAP SELECT FUND	October 31, 2015 (Unaudited)

Risks:The Fund invests in smaller companies which pose greater risks than those associated with larger, more established companies. The Fund may invest a significant portion of assets in securities of companies within the same market sector. If the Fund’s portfolio is over weighted in a sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not over weighted in that sector. Please read the Fund’s prospectus for details regarding the Fund’s risk profile.

Ten Largest Holdings*
J2 GLOBAL, INC. Internet Software & Services	3.14%
EAGLE BANCORP, INC. Banks	3.09%
PHARMERICA CORP. Health Care Providers & Services	2.96%
ON ASSIGNMENT, INC. Professional Services	2.89%
ICON PLC Life Sciences Tools & Services	2.62%
INFINERA CORP. Communications Equipment	2.39%
INTEGRATED DEVICE TECHNOLOGY, INC. Semiconductors & Semiconductor Equipment	2.30%
AMN HEALTHCARE SERVICES, INC. Health Care Providers & Services	2.23%
INPHI CORP. Semiconductors & Semiconductor Equipment	2.23%
COHEN & STEERS, INC. Capital Markets	2.22%

Sector Allocation*
Health Care	24.9%
Information Technology	24.7%
Consumer Discretionary	19.2%
Industrials	11.1%
Financials	7.6%
Energy	4.1%
Consumer Staples	3.3%
Materials	2.1%
Cash, Cash Equivalents, & Other Net Assets	3.0%

*	Based on the Fund’s net assets at October 31, 2015 and subject to change.

Annual Report | October 31, 2015	9

Performance Summary

CENTURY SMALL CAP SELECT FUND	October 31, 2015 (Unaudited)

Institutional Shares and Investor Shares

The returns shown below represent past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the Fund’s past performance. For the most recent month-end performance, please call 800-303-1928.

As stated in the Fund’s current prospectus, the total (gross) operating expenses are 1.11% for the Institutional Shares and 1.40% for the Investor Shares. Returns would have been lower during the 10 year period if certain fees had not been waived or expenses reimbursed. The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted to reflect the deduction of taxes that a shareholder would pay on these distributions or the redemption of Fund shares. Shares held less than 90 days may be subject to a 1% redemption fee.

Average Annual Total Returns October 31, 2015
	1 Year	3 Years	5 Years	10 Years
Century Small Cap Select Fund - Institutional Shares (CSMCX)	2.48%	12.24%	12.08%	6.59%
Century Small Cap Select Fund - Investor Shares (CSMVX)	2.14%	11.89%	11.71%	6.23%
Russell 2000® Growth Index	3.52%	16.16%	13.56%	8.67%

Growth of $100,000 for the period ended October 31, 2015

Institutional Shares

Growth of $10,000 for the period ended October 31, 2015

Investor Shares

The graphs and table reflect the change in value of a hypothetical investment in the Fund, including reinvestment of dividends and distributions, compared with the index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index. Minimum initial investment for Institutional Shares is $100,000.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-value ratios and higher forecasted growth values. Index returns assume reinvestment of dividends but, unlike Fund returns, do not reflect fees or expenses. One cannot invest directly in an index.

10	centuryfunds.com

Fund Commentary

CENTURY GROWTH OPPORTUNITIES FUND	October 31, 2015 (Unaudited)

HOW DID THE PORTFOLIO PERFORM?
For the one-year period ended October 31, 2015, Century Growth Opportunities Fund Institutional Shares (CGOIX) returned +1.13%, underperforming the Russell 2500 Growth Index (R2500G), which returned +4.17%.

WHAT FACTORS INFLUENCED PERFORMANCE?
The top contributors to relative performance on a sector basis were Health Care, Energy and Financials, resulting mainly from stock selection. Top performing stocks on an absolute basis included Anacor Pharmaceuticals, Inc. (biotechnology), Cambrex Corp. (biotechnology), Alkermes PLC (biotechnology), Integrated Device Technology, Inc. (semiconductors) and Dyax Corp. (biotechnology). Anacor appreciated as results for its Phase 3 trial for the company’s second product, Crisaborole, were positive. Cambrex delivered better than expected earnings results and raised guidance. Alkermes provided positive updates on its drug development pipeline. Integrated Device Technology traded up as new management streamlined operations and improved margins. Dyax appreciated after the drug received fast track designation from the FDA.

The top detractors from relative performance on a sector basis were Industrials, Consumer Discretionary and Consumer Staples, resulting mainly from stock selection. The worst performing stocks on an absolute basis included Greenbrier Companies, Inc. (railroads), United Rentals, Inc. (rental and leasing services), Boot Barn Holdings, Inc. (specialty retail), Fairmount Santrol Holdings, Inc. (metals and mining) and Ubiquiti Networks, Inc. (communication equipment). Greenbrier underperformed as energy price weakness caused uncertainty for future tank car orders along with concerns over the impact of increased railcar safety regulations. United Rentals traded down as weakness in the energy sector adversely affected their revenue. Boot Barn underperformed on concerns regarding the integration of recently acquired Sheplers, Inc. Fairmount Santrol declined on general oil price weakness. Ubiquiti experienced a deceleration in growth due to its exposure to Eastern European and Middle Eastern economies, which have been impacted by various conflicts in addition to slow European economic growth.

HOW WAS THE PORTFOLIO POSITIONED AT PERIOD END?
The portfolio currently maintains its largest overweight positions in the Information Technology, Consumer Staples and Energy sectors. The portfolio is most underweight the Materials, Financials and Industrials sectors.

The domestic economy has continued to grow at a moderate pace and recent economic data has been encouraging. However, the economic outlook in Europe has decelerated as has growth in most emerging markets. The Chinese economy has continued to grow but at slower rates than had been anticipated at the beginning of the year. This has caused the U.S. Dollar to appreciate against most major currencies. The market seems concerned that slower growth overseas will eventually slow growth domestically. With these factors in mind, we continue to search for companies with sustainable secular growth drivers that we believe are trading at reasonable valuations. On the margin, we favor companies with limited exposure to the European economies and currencies.

Past performance is not indicative of future results. Current performance may be lower or higher than the performance data quoted.

Annual Report | October 31, 2015	11

Fund Commentary

CENTURY GROWTH OPPORTUNITIES FUND	October 31, 2015 (Unaudited)

Risks: The Fund invests mainly in small-cap and mid-cap companies, which, historically, have been more volatile in price than the stocks of large-cap companies. The Fund may invest in foreign companies, which involves risks not associated with investing solely in U.S. companies, such as currency fluctuations, unfavorable political developments, or economic instability. These risks are magnified in emerging markets. Please read the Fund’s prospectus for details regarding the Fund’s risk profile.

Ten Largest Holdings*
INTEGRATED DEVICE TECHNOLOGY, INC. Semiconductors & Semiconductor Equipment	2.40%
LAMAR ADVERTISING CO., CLASS A Real Estate Investment Trusts (REITs)	2.28%
HANESBRANDS, INC. Textiles, Apparel & Luxury Goods	2.26%
INFINERA CORP. Communications Equipment	2.25%
MAXIMUS, INC. IT Services	2.24%
CARDTRONICS, INC. IT Services	2.22%
STERIS CORP. Health Care Equipment & Supplies	2.18%
HEADWATERS, INC. Construction Materials	2.18%
SNAP-ON, INC. Machinery	2.17%
SERVICEMASTER GLOBAL HOLDINGS, INC. Diversified Consumer Services	2.16%

Sector Allocation*
Information Technology	28.9%
Health Care	20.4%
Consumer Discretionary	18.4%
Industrials	13.0%
Financials	7.3%
Consumer Staples	5.2%
Materials	2.2%
Energy	2.0%
Telecommunication Services	1.2%
Cash, Cash Equivalents, & Other Net Assets	1.4%

*	Based on the Fund’s net assets at October 31, 2015 and subject to change.

12	centuryfunds.com

Performance Summary

CENTURY GROWTH OPPORTUNITIES FUND	October 31, 2015 (Unaudited)

Institutional Shares

The returns shown below represent past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the Fund’s past performance. For the most recent month-end performance, please call 800-303-1928.

As stated in the Fund’s current prospectus, the total (gross) operating expenses are 1.10%. The Adviser has agreed contractually to limit the operating expenses for the Fund’s Institutional Shares to 0.99% through February 28, 2017. Returns would have been lower during all periods if certain fees had not been waived or expenses reimbursed. The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted to reflect the deduction of taxes that a shareholder would pay on these distributions or the redemption of Fund shares. Shares held less than 90 days may be subject to a 1% redemption fee.

Average Annual Total Returns October 31, 2015
	1 Year	3 Years	Since Inception*
Century Growth Opportunities Fund - Institutional Shares (CGOIX)	1.13%	13.69%	9.79%
Russell 2500® Growth Index	4.17%	16.48%	14.14%

*	Fund inception date of November 17, 2010.

Growth of $100,000 for the period ended October 31, 2015

The graph and table reflect the change in value of a hypothetical investment in the Fund, including reinvestment of dividends and distributions, compared with the index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index. Minimum initial investment for Institutional Shares is $100,000.

The Russell 2500® Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends but, unlike Fund returns, do not reflect fees or expenses. One cannot invest directly in an index.

Annual Report | October 31, 2015	13

Portfolio of Investments

CENTURY SHARES TRUST	October 31, 2015

Shares		Value
COMMON STOCKS - 94.3%
Consumer Discretionary - 17.8%
Automobiles - 3.6%
162,397	Harley-Davidson, Inc.	$8,030,532
Hotels, Restaurants & Leisure - 4.5%
19,171	Panera Bread Co., Class A(a)	3,400,360
109,846	Starbucks Corp.	6,873,064
		10,273,424
Internet & Catalog Retail - 5.6%
20,180	Amazon.com, Inc.(a)	12,630,662
Multiline Retail - 1.8%
60,753	Dollar Tree, Inc.(a)	3,978,714
Specialty Retail - 2.3%
41,995	Home Depot, Inc.	5,192,262
Total Consumer Discretionary		40,105,594
Consumer Staples - 7.7%
Beverages - 4.1%
89,371	PepsiCo, Inc.	9,132,823
Food & Staples Retailing - 1.6%
37,212	CVS Health Corp.	3,675,801
Household Products - 2.0%
66,355	Colgate-Palmolive Co.	4,402,654
Total Consumer Staples		17,211,278
Financials - 12.1%
Diversified Financial Services - 3.6%
4	Berkshire Hathaway, Inc., Class A(a)	818,384
75,358	Moody’s Corp.	7,246,425
		8,064,809
Real Estate Investment Trust (REITs) - 8.5%
96,088	American Tower Corp.	9,823,076
31,836	Equinix, Inc.	9,445,105
		19,268,181
Total Financials		27,332,990

Shares		Value
Health Care - 14.7%
Biotechnology - 4.3%
20,801	Alexion Pharmaceuticals, Inc.(a)	$3,660,976
49,875	Celgene Corp.(a)	6,120,161
		9,781,137
Health Care Providers & Services - 2.8%
72,662	Express Scripts Holding Co.(a)	6,276,544
Health Care Technology - 3.7%
124,469	Cerner Corp.(a)	8,251,050
Pharmaceuticals - 3.9%
28,578	Allergan PLC(a)	8,815,456
Total Health Care		33,124,187
Industrials - 9.8%
Aerospace & Defense - 2.6%
38,665	Boeing Co.	5,725,127
Air Freight & Logistics - 3.8%
83,218	United Parcel Service, Inc., Class B	8,573,118
Professional Services - 3.4%
107,988	Verisk Analytics, Inc.(a)	7,733,021
Total Industrials		22,031,266
Information Technology - 26.3%
Internet Software & Services - 6.1%
8,952	Alphabet, Inc., Class A(a)	6,601,116
9,983	Alphabet, Inc., Class C(a)	7,096,016
		13,697,132
IT Services - 7.9%
113,940	Visa, Inc., Class A	8,839,465
466,595	Western Union Co.	8,981,954
		17,821,419
Software - 7.5%
54,872	Adobe Systems, Inc.(a)	4,864,952
62,681	Citrix Systems, Inc.(a)	5,146,110
131,194	Microsoft Corp.	6,906,052
		16,917,114
Technology Hardware, Storage & Peripherals - 4.8%
91,015	Apple, Inc.	10,876,292
Total Information Technology		59,311,957

See Notes to Financial Statements

14	centuryfunds.com

Portfolio of Investments

CENTURY SHARES TRUST	October 31, 2015

Shares		Value
Materials - 3.0%
Chemicals - 3.0%
73,386	LyondellBasell Industries NV, Class A	$6,818,293
Telecommunication Services - 2.9%
Diversified Telecommunication Services - 2.9%
195,273	AT&T, Inc.	6,543,598
TOTAL COMMON STOCKS (Cost $149,630,192)		212,479,163
SHORT-TERM INVESTMENTS - 5.6%
Money Market Mutual Funds - 5.6%
12,705,932	State Street Institutional U.S. Government Money Market Fund - Investment Class (0.00% 7 Day Yield)	12,705,932
TOTAL SHORT-TERM INVESTMENTS (Cost $12,705,932)		12,705,932
TOTAL INVESTMENTS - 99.9% (Cost, $162,336,124)		225,185,095
Other Assets in Excess of Liabilities - 0.1%		174,672
NET ASSETS - 100.0%		$225,359,767

(a)	Non-income producing security.

Abbreviations:
NV	-	Naamloze Vennootschap (Dutch: Limited Liability Company)
PLC	-	Public Limited Company

See Notes to Financial Statements

Annual Report | October 31, 2015	15

Portfolio of Investments

CENTURY SMALL CAP SELECT FUND	October 31, 2015

Shares		Value
COMMON STOCKS - 97.0%
Consumer Discretionary - 19.2%
Auto Components - 3.2%
65,965	Gentherm, Inc.(a)	$3,242,839
235,922	Metaldyne Performance Group, Inc.	5,147,818
		8,390,657
Diversified Consumer Services - 4.1%
123,739	Grand Canyon Education, Inc.(a)	5,142,593
169,305	Sotheby’s	5,866,418
		11,009,011
Hotels, Restaurants & Leisure - 5.2%
136,443	La Quinta Holdings, Inc.(a)	2,067,112
77,630	Papa John’s International, Inc.	5,447,297
144,876	Ruth’s Hospitality Group, Inc.	2,247,027
144,860	Sonic Corp.	4,134,304
		13,895,740
Household Durables - 2.1%
145,620	CalAtlantic Group, Inc.(a)	5,546,666
Multiline Retail - 1.4%
78,460	Burlington Stores, Inc.(a)	3,772,357
Specialty Retail - 1.3%
136,161	DSW, Inc., Class A	3,395,855
Textiles, Apparel & Luxury Goods - 1.9%
89,742	Columbia Sportswear Co.	4,922,349
Total Consumer Discretionary		50,932,635
Consumer Staples - 3.3%
Food & Staples Retailing - 2.0%
49,824	Casey’s General Stores, Inc.	5,292,305
Food Products - 1.3%
97,439	Snyder’s-Lance, Inc.	3,462,982
Total Consumer Staples		8,755,287
Energy - 4.1%
Energy Equipment & Services - 0.4%
331,714	Basic Energy Services, Inc.(a)	1,230,659
Oil, Gas & Consumable Fuels - 3.7%
184,596	Matador Resources Co.(a)	4,745,963
547,052	Scorpio Tankers, Inc.	4,989,114
		9,735,077
Total Energy		10,965,736

Shares		Value
Financials - 7.6%
Banks - 3.1%
172,048	Eagle Bancorp, Inc.(a)	$8,189,485
Capital Markets - 2.2%
191,973	Cohen & Steers, Inc.	5,872,454
Diversified Financial Services - 1.0%
152,827	Marlin Business Services Corp.	2,698,925
Real Estate Investment Trusts (REITs) - 1.3%
149,400	Terreno Realty Corp.	3,343,572
Total Financials		20,104,436
Health Care - 24.9%
Biotechnology - 3.3%
44,223	Anacor Pharmaceuticals, Inc.(a)	4,971,107
56,806	Dyax Corp.(a)	1,563,869
17,626	Eagle Pharmaceuticals, Inc.(a)	1,122,953
69,031	ProQR Therapeutics NV(a)	1,005,782
		8,663,711
Health Care Equipment & Supplies - 4.2%
118,388	Globus Medical, Inc., Class A(a)	2,645,972
61,102	Greatbatch, Inc.(a)	3,265,902
91,164	Masimo Corp.(a)	3,617,387
25,766	West Pharmaceutical Services, Inc.	1,546,218
		11,075,479
Health Care Providers & Services - 10.9%
83,577	Acadia Healthcare Co., Inc.(a)	5,132,464
102,106	Almost Family, Inc.(a)	4,225,146
208,566	AMN Healthcare Services, Inc.(a)	5,917,017
151,608	Brookdale Senior Living, Inc.(a)	3,170,123
191,901	Cross Country Healthcare, Inc.(a)	2,590,664
274,808	PharMerica Corp.(a)	7,851,265
		28,886,679
Health Care Technology - 0.9%
87,522	Omnicell, Inc.(a)	2,380,598
Life Sciences Tools & Services - 4.1%
87,028	Cambrex Corp.(a)	4,000,677
108,612	ICON PLC(a)	6,937,048
		10,937,725

See Notes to Financial Statements

16	centuryfunds.com

Portfolio of Investments

CENTURY SMALL CAP SELECT FUND	October 31, 2015

Shares		Value
Pharmaceuticals - 1.5%
96,933	ANI Pharmaceuticals, Inc.(a)	$4,055,677
Total Health Care		65,999,869
Industrials - 11.1%
Air Freight & Logistics - 0.5%
29,354	Forward Air Corp.	1,331,498
Building Products - 1.2%
308,550	NCI Building Systems, Inc.(a)	3,227,433
Commercial Services & Supplies - 2.2%
178,106	Herman Miller, Inc.	5,651,303
Machinery - 2.1%
147,968	Greenbrier Companies, Inc.	5,628,703
Professional Services - 2.9%
169,912	On Assignment, Inc.(a)	7,664,730
Road & Rail - 1.1%
123,766	Saia, Inc.(a)	2,922,115
Trading Companies & Distributors - 1.1%
248,445	CAI International, Inc.(a)	2,886,931
Total Industrials		29,312,713
Information Technology - 24.7%
Communications Equipment - 3.4%
319,932	Infinera Corp.(a)	6,321,856
16,794	Palo Alto Networks, Inc.(a)	2,703,834
		9,025,690
Internet Software & Services - 7.1%
93,030	comScore, Inc.(a)	3,979,823
75,730	Constant Contact, Inc.(a)	1,976,553
78,548	Demandware, Inc.(a)	4,453,672
107,105	j2 Global, Inc.	8,305,993
		18,716,041
Semiconductors & Semiconductor Equipment - 7.9%
51,507	Cavium, Inc.(a)	3,654,422
198,145	Inphi Corp.(a)	5,898,777
239,231	Integrated Device Technology, Inc.(a)	6,100,390
156,232	M/A-COM Technology Solutions Holdings, Inc.(a)	5,271,268
		20,924,857
Software - 5.4%
92,683	CyberArk Software Ltd.(a)	4,600,784
134,950	Paycom Software, Inc.(a)	5,129,449

Shares		Value
242,661	VASCO Data Security International, Inc.(a)	$4,612,986
		14,343,219
Technology Hardware Storage & Peripherals - 0.9%
83,089	Super Micro Computer, Inc.(a)	2,343,941
Total Information Technology		65,353,748
Materials - 2.1%
Chemicals - 2.1%
52,565	Balchem Corp.	3,590,189
60,956	PolyOne Corp.	2,038,369
		5,628,558
TOTAL COMMON STOCKS (Cost $230,411,787)		257,052,982
SHORT-TERM INVESTMENTS - 2.5%
Money Market Mutual Funds - 2.5%
6,566,813	State Street Institutional U.S. Government Money Market Fund - Investment Class (0.00% 7 Day Yield)	6,566,813
TOTAL SHORT-TERM INVESTMENTS (Cost $6,566,813)		6,566,813
TOTAL INVESTMENTS - 99.5% (Cost, $236,978,600)		263,619,795
Other Assets in Excess of Liabilities - 0.5%		1,241,144
NET ASSETS - 100.0%		$264,860,939

(a)	Non-income producing security.

Abbreviations:
Ltd.	-	Limited
NV	-	Naamloze Vennootschap (Dutch: Limited Liability Company)
PLC	-	Public Limited Company

See Notes to Financial Statements

Annual Report | October 31, 2015	17

Portfolio of Investments

CENTURY GROWTH OPPORTUNITIES FUND	October 31, 2015

Shares		Value
COMMON STOCKS - 98.6%
Consumer Discretionary - 18.4%
Diversified Consumer Services - 4.3%
43,923	Grand Canyon Education, Inc.(a)	$1,825,440
51,586	ServiceMaster Global Holdings, Inc.(a)	1,839,041
		3,664,481
Hotels, Restaurants & Leisure - 2.0%
11,075	Buffalo Wild Wings, Inc.(a)	1,708,540
Household Durables - 3.8%
42,421	CalAtlantic Group, Inc.(a)	1,615,816
35,380	Jarden Corp.(a)	1,585,024
		3,200,840
Specialty Retail - 2.3%
21,963	Boot Barn Holdings, Inc.(a)	329,445
9,073	Ulta Salon, Cosmetics & Fragrance, Inc.(a)	1,578,339
		1,907,784
Textiles, Apparel & Luxury Goods - 6.0%
60,154	Hanesbrands, Inc.	1,921,319
30,728	lululemon athletica, Inc.(a)	1,510,896
23,377	Oxford Industries, Inc.	1,702,313
		5,134,528
Total Consumer Discretionary		15,616,173
Consumer Staples - 5.2%
Food & Staples Retailing - 2.2%
36,102	United Natural Foods, Inc.(a)	1,821,346
Food Products - 3.0%
49,481	Snyder’s-Lance, Inc.	1,758,555
19,723	WhiteWave Foods Co.(a)	808,248
		2,566,803
Total Consumer Staples		4,388,149
Energy - 2.0%
Oil, Gas & Consumable Fuels - 2.0%
65,882	Matador Resources Co.(a)	1,693,826
Financials - 7.3%
Banks - 1.7%
34,373	PrivateBancorp, Inc.	1,437,823
Consumer Finance - 1.5%
23,551	PRA Group, Inc.(a)	1,290,595

Shares		Value
Real Estate Investment Trusts (REITs) - 4.1%
39,626	Apartment Investment & Management Co., Class A	$1,552,943
34,292	Lamar Advertising Co., Class A	1,935,097
		3,488,040
Total Financials		6,216,458
Health Care - 20.4%
Biotechnology - 4.5%
21,594	Alkermes PLC(a)	1,553,040
10,480	Anacor Pharmaceuticals, Inc.(a)	1,178,057
17,551	Eagle Pharmaceuticals, Inc.(a)	1,118,174
		3,849,271
Health Care Equipment & Supplies - 8.9%
5,990	Cooper Companies, Inc.	912,636
78,941	Globus Medical, Inc., Class A(a)	1,764,331
23,250	Greatbatch, Inc.(a)	1,242,713
43,725	Masimo Corp.(a)	1,735,008
24,762	STERIS Corp.	1,855,912
		7,510,600
Health Care Providers & Services - 5.9%
43,065	Almost Family, Inc.(a)	1,782,030
57,469	PharMerica Corp.(a)	1,641,889
13,130	Universal Health Services, Inc., Class B	1,603,042
		5,026,961
Life Sciences Tools & Services - 1.1%
20,474	Cambrex Corp.(a)	941,190
Total Health Care		17,328,022
Industrials - 13.0%
Building Products - 3.2%
19,774	Allegion PLC	1,288,671
115,782	PGT, Inc.(a)	1,396,331
		2,685,002
Commercial Services & Supplies - 3.7%
25,867	G&K Services, Inc., Class A	1,702,566
36,843	U.S. Ecology, Inc.	1,444,614
		3,147,180

See Notes to Financial Statements

18	centuryfunds.com

Portfolio of Investments

CENTURY GROWTH OPPORTUNITIES FUND	October 31, 2015

Shares		Value
Machinery - 4.2%
26,925	Proto Labs, Inc.(a)	$1,745,817
11,104	Snap-on, Inc.	1,842,043
		3,587,860
Road & Rail - 1.9%
26,798	Old Dominion Freight Line, Inc.(a)	1,659,868
Total Industrials		11,079,910
Information Technology - 28.9%
Communications Equipment - 5.7%
6,839	Arista Networks, Inc.(a)	441,184
14,908	F5 Networks, Inc.(a)	1,642,862
96,956	Infinera Corp.(a)	1,915,850
5,340	Palo Alto Networks, Inc.(a)	859,740
		4,859,636
Electronic Equipment, Instruments & Components - 1.0%
10,108	IPG Photonics Corp.(a)	835,123
Internet Software & Services - 1.2%
18,103	Demandware, Inc.(a)	1,026,440
IT Services - 5.6%
54,769	Cardtronics, Inc.(a)	1,889,530
12,532	EPAM Systems, Inc.(a)	969,350
27,904	MAXIMUS, Inc.	1,903,053
		4,761,933
Semiconductors & Semiconductor Equipment - 4.8%
13,179	Cavium, Inc.(a)	935,050
36,413	Inphi Corp.(a)	1,084,015
79,855	Integrated Device Technology, Inc.(a)	2,036,303
		4,055,368
Software - 8.9%
57,258	BroadSoft, Inc.(a)	1,830,538
22,357	CyberArk Software Ltd.(a)	1,109,801
31,672	Fleetmatics Group PLC(a)	1,762,864
41,230	Paycom Software, Inc.(a)	1,567,152
70,972	VASCO Data Security International, Inc.(a)	1,349,178
		7,619,533
Technology Hardware Storage & Peripherals - 1.7%
50,457	Super Micro Computer, Inc.(a)	1,423,392
Total Information Technology		24,581,425

Shares		Value
Materials - 2.2%
Construction Materials - 2.2%
90,094	Headwaters, Inc.(a)	$1,851,432
Telecommunication Services - 1.2%
Diversified Telecommunication Services - 1.2%
33,927	Cogent Communications Holdings, Inc.	1,042,237
TOTAL COMMON STOCKS (Cost $76,255,396)		83,797,632
SHORT-TERM INVESTMENTS - 2.0%
Money Market Mutual Funds - 2.0%
1,707,287	State Street Institutional U.S. Government Money Market Fund - Investment Class (0.00% 7 Day Yield)	1,707,287
TOTAL SHORT-TERM INVESTMENTS (Cost $1,707,287)		1,707,287
TOTAL INVESTMENTS - 100.6% (Cost, $77,962,683)		85,504,919
Liabilities in Excess of Other Assets - (0.6%)		(535,244)
NET ASSETS - 100.0%		$84,969,675

(a)	Non-income producing security.

Abbreviations:
Ltd.	-	Limited
PLC	-	Public Limited Company

See Notes to Financial Statements

Annual Report | October 31, 2015	19

Statements of Assets and Liabilities

October 31, 2015

	Century Shares Trust	Century Small Cap Select Fund	Century Growth Opportunities Fund
ASSETS:
Investments, at value (Note 1) (cost - see below)	$225,185,095	$263,619,795	$85,504,919
Receivable for investments sold	–	2,418,279	1,443,033
Receivable for fund shares subscribed	1,748	412,608	81,008
Dividends receivable	469,381	17,558	6,191
Prepaid expenses	4,888	7,363	1,874
Total Assets	225,661,112	266,475,603	87,037,025

LIABILITIES:
Payable to Affiliates:
Investment adviser fees (Note 4)	149,683	216,696	49,846
Administration fees (Note 5)	18,710	–	7,223
Distribution and service fees (Note 6)	–	31,553	–
Payable for investments purchased	–	1,009,397	1,923,484
Payable for shares redeemed	624	207,109	–
Payable to trustees	22,048	29,042	9,001
Payable for professional fees	59,506	63,367	52,303
Accrued expenses and other liabilities	50,774	57,500	25,493
Total Liabilities	301,345	1,614,664	2,067,350
NET ASSETS	$225,359,767	$264,860,939	$84,969,675

NET ASSETS CONSIST OF:
Paid-in capital	$154,863,325	$183,891,763	$70,924,363
Accumulated net investment income/(loss)	295,420	(973,396)	–
Accumulated net realized gain on investments	7,352,051	55,301,377	6,503,076
Unrealized appreciation in value of investments	62,848,971	26,641,195	7,542,236
NET ASSETS	$225,359,767	$264,860,939	$84,969,675

Net Assets:
Institutional Shares	$225,359,767	$164,140,658	$84,969,675
Investor Shares	N/A	$100,720,281	N/A
Shares Outstanding (Note 2):
Institutional Shares	10,662,600	5,471,509	6,797,100
Investor Shares	N/A	3,529,969	N/A
Net Asset Value Per Share
(Represents both the offering and redemption price)(a)
Institutional Shares	$21.14	$30.00	$12.50
Investor Shares	N/A	$28.53	N/A
Cost of investments	$162,336,124	$236,978,600	$77,962,683

(a)	A redemption fee may be assessed for shares redeemed within 90 days after purchase. (Note 1)

See Notes to Financial Statements

20	centuryfunds.com

Statements of Operations

For the Year Ended October 31, 2015

	Century Shares Trust	Century Small Cap Select Fund	Century Growth Opportunities Fund
INVESTMENT INCOME:
Dividends	$2,746,647	$1,809,936	$335,921
Total Investment Income	2,746,647	1,809,936	335,921

EXPENSES:
Investment adviser fees (Notes 4 and 7)	1,798,228	2,905,463	711,718
Distribution and service fees (Note 6):
Investor Shares	–	240,902	–
Administrative fees	224,779	–	88,965
Transfer agency fees	132,369	241,194	12,849
Fund accounting fees	29,741	40,304	14,667
Custodian fees	20,392	28,133	27,094
Insurance fees	18,651	30,319	7,373
Professional fees	86,235	98,057	63,765
Registration fees	36,269	36,074	22,951
Trustee fees	97,704	120,866	37,578
Printing fees	28,510	14,391	1,446
Other expenses	11,220	25,863	7,666
Total Expenses	2,484,098	3,781,566	996,072

Adviser waivers/reimbursements (Note 7)	–	–	(25,507)
Net Expenses	2,484,098	3,781,566	970,565

NET INVESTMENT INCOME/(LOSS)	262,549	(1,971,630)	(634,644)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on investments	7,397,854	57,511,187	8,678,417
Net change in unrealized appreciation/(depreciation) of investments	17,286,786	(49,085,133)	(7,291,195)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	24,684,640	8,426,054	1,387,222
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$24,947,189	$6,454,424	$752,578

See Notes to Financial Statements

Annual Report | October 31, 2015	21

	Century Shares Trust
	For the Year Ended October 31,
	2015	2014

OPERATIONS:
Net investment income/(loss)	$262,549	$(139,136)
Net realized gain on investments	7,397,854	53,680,617
Long-term capital gains from other investment companies	–	36,899
Change in net unrealized appreciation/(depreciation)	17,286,786	(19,688,444)
Net increase in net assets resulting from operations	24,947,189	33,889,936

DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Shares
From net realized gains on investments	(53,335,537)	(11,893,456)
Investor Shares
From net realized gains on investments	–	–
Total distributions	(53,335,537)	(11,893,456)

CAPITAL SHARE TRANSACTIONS:
Increase/(decrease) in net assets from capital share transactions (Note 2)	31,196,795	(716,312)
Redemption fees	188	33
Net increase/(decrease) from share transactions	31,196,983	(716,279)

Total increase	2,808,635	21,280,201

NET ASSETS:
Beginning of year	222,551,132	201,270,931
End of year*	$225,359,767	$222,551,132

*Including accumulated net investment income/(loss)	$295,420	$–

See Notes to Financial Statements

22	centuryfunds.com

Statements of Changes in Net Assets

Century Small Cap Select Fund		Century Growth Opportunities Fund
For the Year Ended October 31,		For the Year Ended October 31,
2015	2014	2015	2014

$(1,971,630)	$(3,286,711)	$(634,644)	$(691,768)
57,511,187	57,842,711	8,678,417	18,260,490
–	–	–	–
(49,085,133)	(27,150,382)	(7,291,195)	(6,570,681)
6,454,424	27,405,618	752,578	10,998,041

(33,970,609)	(14,887,988)	(17,660,595)	(987,358)

(18,018,773)	(6,555,307)	–	–
(51,989,382)	(21,443,295)	(17,660,595)	(987,358)

(73,851,491)	(50,603,727)	14,457,587	(16,003,874)
22,054	4,834	–	372
(73,829,437)	(50,598,893)	14,457,587	(16,003,502)

(119,364,395)	(44,636,570)	(2,450,430)	(5,992,819)

384,225,334	428,861,904	87,420,105	93,412,924
$264,860,939	$384,225,334	$84,969,675	$87,420,105

$(973,396)	$–	$–	$(596,361)

Annual Report | October 31, 2015	23

Financial Highlights

CENTURY SHARES TRUST	For a share outstanding throughout the periods presented
INSTITUTIONAL SHARES

	For the Year Ended October 31,
	2015	2014	2013	2012	2011
NET ASSET VALUE, BEGINNING OF PERIOD	$24.78	$22.41	$19.81	$20.66	$19.65

INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	0.02	(0.02)	0.03	0.05	(0.02)
Net realized and unrealized gain on investments	2.39	3.72	5.09	1.28	1.93
Total income from investment operations	2.41	3.70	5.12	1.33	1.91
LESS DISTRIBUTIONS FROM:
Net investment income	–	–	(0.05)	(0.06)	(0.01)
Net realized gain on investment transactions	(6.05)	(1.33)	(2.47)	(2.12)	(0.89)
Total distributions	(6.05)	(1.33)	(2.52)	(2.18)	(0.90)
REDEMPTION FEES	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
NET ASSET VALUE, END OF PERIOD	$21.14	$24.78	$22.41	$19.81	$20.66

Total Return	11.76%	17.29%	28.85%	7.63%	9.79%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000's)	$225,360	$222,551	$201,271	$174,534	$178,201
Ratio of expenses to average net assets	1.11%	1.09%	1.11%	1.12%	1.13%
Ratio of net investment income/(loss) to average net assets	0.12%	(0.06%)	0.16%	0.24%	(0.10%)

Portfolio Turnover Rate	46%	126%	39%	79%	72%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.

See Notes to Financial Statements

24	centuryfunds.com

Financial Highlights

CENTURY SMALL CAP SELECT FUND	For a share outstanding throughout the periods presented
INSTITUTIONAL SHARES

	For the Year Ended October 31,
	2015	2014	2013	2012	2011
NET ASSET VALUE, BEGINNING OF PERIOD	$34.46	$33.94	$26.27	$23.91	$20.99

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.17)	(0.24)	(0.04)	(0.12)	(0.09)
Net realized and unrealized gain on investments	0.87	2.48	7.71	2.48	3.01
Total income from investment operations	0.70	2.24	7.67	2.36	2.92
LESS DISTRIBUTIONS FROM:
Net realized gain on investment transactions	(5.16)	(1.72)	–	–	–
Total distributions	(5.16)	(1.72)	–	–	–
REDEMPTION FEES	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
NET ASSET VALUE, END OF PERIOD	$30.00	$34.46	$33.94	$26.27	$23.91

Total Return	2.48%	6.79%	29.20%	9.87%	13.86%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000's)	$164,141	$266,045	$300,833	$281,480	$254,724
Ratio of expenses to average net assets	1.13%	1.11%	1.12%	1.10%	1.11%
Ratio of net investment loss to average net assets	(0.52%)	(0.71%)	(0.14%)	(0.48%)	(0.37%)

Portfolio Turnover Rate	69%	97%	91%	53%	75%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.

See Notes to Financial Statements

Annual Report | October 31, 2015	25

Financial Highlights

CENTURY SMALL CAP SELECT FUND	For a share outstanding throughout the periods presented
INVESTOR SHARES

	For the Year Ended October 31,
	2015	2014	2013	2012	2011
NET ASSET VALUE, BEGINNING OF PERIOD	$33.12	$32.78	$25.45	$23.25	$20.49

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.26)	(0.33)	(0.13)	(0.21)	(0.17)
Net realized and unrealized gain on investments	0.83	2.39	7.46	2.41	2.92
Total income from investment operations	0.57	2.06	7.33	2.20	2.75
LESS DISTRIBUTIONS FROM:
Net realized gain on investment transactions	(5.16)	(1.72)	–	–	–
Total distributions	(5.16)	(1.72)	–	–	–
REDEMPTION FEES	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.01
NET ASSET VALUE, END OF PERIOD	$28.53	$33.12	$32.78	$25.45	$23.25

Total Return	2.14%	6.47%	28.80%	9.46%	13.47%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000's)	$100,720	$118,181	$128,029	$111,965	$116,678
Ratio of expenses to average net assets	1.42%	1.40%	1.41%	1.47%	1.48%
Ratio of net investment loss to average net assets	(0.85%)	(1.00%)	(0.44%)	(0.84%)	(0.71%)

PORTFOLIO TURNOVER RATE	69%	97%	91%	53%	75%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.

See Notes to Financial Statements

26	centuryfunds.com

Financial Highlights

CENTURY GROWTH OPPORTUNITIES FUND	For a share outstanding throughout the periods presented
INSTITUTIONAL SHARES

	For the Year Ended October 31,					For the Period November 17, 2010 (Inception) to October 31, 2011
	2015		2014	2013	2012
NET ASSET VALUE, BEGINNING OF PERIOD	$15.51		$13.87	$10.81	$10.67	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.10)		(0.11)	(0.03)	(0.02)	(0.07)
Net realized and unrealized gain on investments	0.30		1.90	3.11	0.16	0.74
Total income from investment operations	0.20		1.79	3.08	0.14	0.67
LESS DISTRIBUTIONS FROM:
Net investment income	–		–	(0.02)	–	–
Net realized gain on investment transactions	(3.21)		(0.15)	–	–	–
Total distributions	(3.21)		(0.15)	(0.02)	–	–
REDEMPTION FEES	–		0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)
NET ASSET VALUE, END OF PERIOD	$12.50		$15.51	$13.87	$10.81	$10.67

Total Return	1.13%		13.04%	28.54%	1.31%	6.70	%(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000's)	$84,970		$87,420	$93,413	$94,285	$7,323
Ratio of expenses to average net assets without giving effect to contractual expense agreement	1.12%		1.10%	1.12%	1.20%	3.62	%(d)
Ratio of expenses to average net assets	1.09	%(e)	1.10%	1.10%	1.10%	1.10	%(d)
Ratio of net investment loss to average net assets	(0.71%)		(0.77%)	(0.27%)	(0.18%)	(0.64	%)(d)

Portfolio Turnover Rate	141%		165%	155%	148%	119	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Not annualized.
(d)	Annualized.
(e)	Contractual expense limitation change from 1.10% to 0.99% effective October 1, 2015.

See Notes to Financial Statements

Annual Report | October 31, 2015	27

Notes to Financial Statements

October 31, 2015

1. SIGNIFICANT ACCOUNTING POLICIES

Century Capital Management Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end management investment company organized as a Massachusetts business trust. Century Shares Trust, Century Small Cap Select Fund, and Century Growth Opportunities Fund (each a “Fund” and, collectively, the “Funds”) are diversified series of the Trust. The following are significant accounting policies consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States (“GAAP”). Each Fund is considered an investment company for financial reporting purposes under GAAP.

The investment objective of each of Century Shares Trust, Century Small Cap Select Fund and Century Growth Opportunities Fund is to seek long-term capital growth.

A. Security Valuations —Equity securities are valued at the last reported sale price or official closing price on the primary exchange or market on which they are traded, as reported by an independent pricing service. If no sale price or official closing price is reported, market value is generally determined based on quotes or closing prices obtained from a quotation reporting system, established market maker, or reputable pricing service. For unlisted securities and for exchange-listed securities for which there are no reported sales or official closing prices, fair value is generally determined using closing bid prices. In the absence of readily available market quotes, securities and other assets will be valued at fair value, as determined in good faith under procedures established by and under the general supervision of the Funds’ Board of Trustees. Short-term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates fair value unless particular circumstances dictate otherwise (for example, if the issuer’s creditworthiness has become impaired). Investments in open-end mutual funds are valued at their closing net asset value each business day.

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 —	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;
Level 2 —
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability;

Level 3 —
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

28	centuryfunds.com

Notes to Financial Statements

October 31, 2015

The following is a summary of the inputs used as of October 31, 2015 in valuing the Funds’ investments carried at fair value:

Century Shares Trust

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$212,479,163	$–	$–	$212,479,163
Short-Term Investments	12,705,932	–	–	12,705,932
TOTAL	$225,185,095	$–	$–	$225,185,095

Century Small Cap Select Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$257,052,982	$–	$–	$257,052,982
Short-Term Investments	6,566,813	–	–	6,566,813
TOTAL	$263,619,795	$–	$–	$263,619,795

Century Growth Opportunities Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$83,797,632	$–	$–	$83,797,632
Short-Term Investments	1,707,287	–	–	1,707,287
TOTAL	$85,504,919	$–	$–	$85,504,919

*	At October 31, 2015 the Funds held investments in common stocks classified as Level 1, with corresponding major categories as shown on each Fund’s Portfolio of Investments.

The Funds recognize transfers into and out of all levels at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the period.

Annual Report | October 31, 2015	29

Notes to Financial Statements

October 31, 2015

There were no securities classified as Level 3 securities during the period, thus, a reconciliation of assets in which significant unobservable inputs (Level 3) were used is not applicable for these Funds.

B. Security Transactions —Security transactions are recorded on a trade date basis. Gain or loss on sales is determined by the use of the highest cost-method, for both financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Payments received from certain investments held by the Funds may be comprised of dividends, capital gains and return of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer. The Funds may invest in equity securities issued or guaranteed by companies organized and based in countries outside of the United States. These securities may be traded on foreign securities exchanges or in foreign over-the-counter markets. Foreign dividend income is recorded on ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and capital gain on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded daily on an accrual basis.

C. Use of Estimates —The preparation of these financial statements in accordance with GAAP incorporates estimates made by management in determining the reported amounts of assets, liabilities, income and expenses of the Funds. Actual results could differ from those estimates.

D. Risks and Uncertainty —Century Shares Trust may invest a significant portion of assets in a limited number of companies. As a result, the Fund may be more susceptible to financial, market and economic events affecting particular companies and therefore may experience greater price volatility than funds with more diversified portfolios.

Century Small Cap Select Fund invests in smaller companies, which generally involves greater risk than investing in larger, more established companies.

Century Growth Opportunities Fund invests mainly in small-cap and mid-cap companies, which, historically, have been more volatile in price than the stocks of large-cap companies.

Foreign investing involves certain risks and increased volatility not associated with investing solely in the U.S. These risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments.

At any given time, a significant portion of the assets of each Fund may be invested in securities of companies within the same market sector of the economy. Companies within the same sector often face similar issues and, consequently, may react similarly to changes in market conditions. If a Fund has a significant weighting in one or more sectors, it may be subject to more risk and price volatility.

E. Multiple Classes of Shares —Century Small Cap Select Fund offers two classes of shares, which differ in their respective distribution and service fees. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Certain expense reductions may differ by class. Because transfer agent fees include a per account fee, each class differs with respect to transfer agent fees incurred.

30	centuryfunds.com

Notes to Financial Statements

October 31, 2015

F. Redemption Fees —In general, shares of each Fund may be redeemed at net asset value. However, upon the redemption of shares held less than 90 days, a redemption fee of 1% of the current net asset value of the shares may be assessed and retained by each share class of each Fund for the benefit of the Fund’s remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital and amounts are shown on the Statement of Changes in Net Assets.

G. Income Tax Information and Distributions to Shareholders —Each year, each Fund intends to qualify as a regulated investment company by distributing all of its taxable income and sufficient net investment income and net realized gains, if any, under Subchapter M of the Internal Revenue Code of 1986 (“Code”), as amended. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each Fund’s understanding of the tax rules and rates class. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book and tax differences. Generally accepted accounting principles require that any distributions in excess of tax basis earnings and profits be reported in the financial statements as a tax return of capital.

In order to present accumulated net investment income and accumulated net realized loss more closely to its tax character, the following accounts for each Fund were increased (decreased) as of October 31, 2015:

	Paid-In Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss
Century Shares Trust	$–	$32,871	$(32,871)
Century Small Cap Select Fund	–	998,234	(998,234)
Century Growth Opportunities Fund	–	1,231,005	(1,231,005)

These reclassifications have no impact on net assets or the results of operations. The Funds had temporary book/tax differences primarily attributable to wash sales and permanent book/tax differences primarily attributable to net operating losses. Temporary differences will reverse in a subsequent period.

The net unrealized appreciation/depreciation of investments based on federal tax cost as of October 31, 2015 was as follows:

	Century Shares Trust	Century Small Cap Select Fund	Century Growth Opportunities Fund
Gross appreciation on investments (excess of value over tax cost)	$64,748,144	$48,245,330	$10,846,271
Gross depreciation on investments (excess of tax cost over value)	(1,899,173)	(22,140,304)	(4,318,721)
Net unrealized appreciation	$62,848,971	$26,105,026	$6,527,550
Cost of investments for federal income tax purposes	$162,336,124	$237,514,769	$78,977,369

Annual Report | October 31, 2015	31

Notes to Financial Statements

October 31, 2015

As of October 31, 2015, the components of distributable earnings on a tax basis were as follows:

	Century Shares Trust	Century Small Cap Select Fund	Century Growth Opportunities Fund
Undistributed ordinary income	$1,347,119	$–	$2,610,912
Accumulated capital gains	6,300,352	55,814,758	4,906,850
Unrealized appreciation	62,848,971	26,105,026	6,527,550
Other cumulative effect of timing differences	–	(950,608)	–
Total	$70,496,442	$80,969,176	$14,045,312

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and real estate investment trust basis adjustments.

The tax character of distributions paid by the Funds during the year ended October 31, 2015, were as follows:

Distributions Paid From:	Century Shares Trust	Century Small Cap Select Fund	Century Growth Opportunities Fund
Ordinary income	$5,003,338	$1,161,133	$3,565,399
Long-term capital gains	48,332,199	50,828,249	14,095,196
Total	$53,335,537	$51,989,382	$17,660,595

The tax character of distributions paid by the Funds during the year ended October 31, 2014 was as follows:

Distributions Paid From:	Century Shares Trust	Century Small Cap Select Fund	Century Growth Opportunities Fund
Long-term capital gains	$11,893,456	$21,443,295	$987,358
Total	$11,893,456	$21,443,295	$987,358

As of October 31, 2015, each of the Funds had utilized all capital loss carryforwards available.

The Century Small Cap Select Fund elects to defer to the period ending October 31, 2016, late year ordinary losses in the amount of $950,608.

As of October 31, 2015, the funds had no uncertain tax positions that would require financial statement recognition or disclosure. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of a tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain positions that require a provision for income taxes.

32	centuryfunds.com

Notes to Financial Statements

October 31, 2015

H. Indemnifications —In the normal course of business, the Funds enter into agreements with service providers that may contain indemnification clauses. The Funds maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

2. TRANSACTIONS IN SHARES

Century Shares Trust —The number of authorized shares is unlimited. Transactions in Institutional Class shares were as follows:

	Institutional
	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Sold	194,080	$3,935,550	130,045	$2,996,632
Issued to shareholders in reinvestment of distributions	2,487,747	48,511,068	488,619	10,734,961
	2,681,827	52,446,618	618,664	13,731,593
Repurchased	(1,001,585)	(21,249,823)	(619,060)	(14,447,905)
Net Increase/(Decrease)	1,680,242	$31,196,795	(396)	$(716,312)

Century Small Cap Select Fund —The number of authorized shares is unlimited. Transactions in each class of shares were as follows:

	Institutional
	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Sold	1,010,831	$32,451,401	996,377	$33,757,130
Issued to shareholders in reinvestment of distributions	1,134,797	33,033,944	433,612	14,432,225
	2,145,628	65,485,345	1,429,989	48,189,355
Repurchased	(4,395,083)	(137,236,009)	(2,573,811)	(87,508,528)
Net Decrease	(2,249,455)	$(71,750,664)	(1,143,822)	$(39,319,173)

Annual Report | October 31, 2015	33

Notes to Financial Statements

October 31, 2015

	Investor
	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Sold	410,619	$12,543,011	257,497	$8,422,456
Issued to shareholders in reinvestment of distributions	642,483	17,835,340	202,724	6,504,077
	1,053,102	30,378,351	460,221	14,926,533
Repurchased	(1,091,291)	(32,479,178)	(798,051)	(26,211,087)
Net Decrease	(38,189)	$(2,100,827)	(337,830)	$(11,284,554)

Century Growth Opportunities Fund —The number of authorized shares is unlimited. Transactions in Institutional Class shares were as follows:

	Institutional
	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Sold	644,141	$8,727,088	375,051	$5,492,245
Issued to shareholders in reinvestment of distributions	1,401,448	17,658,239	70,524	987,328
	2,045,589	26,385,327	445,575	6,479,573
Repurchased	(886,126)	(11,927,740)	(1,543,699)	(22,483,447)
Net Increase/(Decrease)	1,159,463	$14,457,587	(1,098,124)	$(16,003,874)

3. INVESTMENT SECURITIES TRANSACTIONS

Century Shares Trust purchases and sales of investment securities (excluding short-term securities and U.S. Government obligations) aggregated $99,911,904 and $126,064,460, respectively, during the year ended October 31, 2015.

Century Small Cap Select Fund purchases and sales of investment securities (excluding short-term securities and U.S. Government obligations) aggregated $203,247,748 and $327,753,907, respectively, during the year ended October 31, 2015.

Century Growth Opportunities Fund purchases and sales of investment securities (excluding short-term securities and U.S. Government obligations) aggregated $121,480,463 and $125,263,527, respectively, during the year ended October 31, 2015.

4. INVESTMENT ADVISER FEE

Century Shares Trust: The Trust has entered into an Investment Advisory Agreement (the “Agreement”) with Century Capital Management, LLC (“CCM”) pursuant to which CCM provides an investment program for Century Shares Trust. Under the Agreement, the Fund pays a management fee based on the Fund’s average daily net assets computed at the following annual rates: 0.80% of the first $500 million and 0.70% of the amounts exceeding $500 million.

34	centuryfunds.com

Notes to Financial Statements

October 31, 2015

Century Small Cap Select Fund: The Trust has entered into an Investment Advisory and Management Services Agreement (the “Agreement”) with CCM pursuant to which CCM provides investment advisory, management and administrative services to Century Small Cap Select Fund. Under the Agreement, the Fund pays a monthly management fee at the annual rate of 0.95% of the Fund’s average daily net assets.

Century Growth Opportunities Fund: The Trust has entered into an Investment Advisory Agreement (the “Agreement”) with CCM pursuant to which CCM provides investment advisory services to Century Growth Opportunities Fund. Under the Agreement, the Fund pays a management fee based on the Fund’s average daily net assets at the following annual rates: 0.80% of the first $500 million and 0.75% thereafter.

5. ADMINISTRATION FEES

Century Shares Trust: The Trust has entered into an Administration Agreement with CCM pursuant to which CCM provides certain administrative services to Century Shares Trust at the annual rate of 0.10% of the Fund’s average daily net assets.

Century Small Cap Select Fund: Per the Investment Advisory and Management Services Agreement between the Trust and CCM, Century Small Cap Select Fund may reimburse CCM for expenses associated with having the adviser’s personnel perform shareholder service functions and certain financial, accounting, administrative and clerical services. No reimbursements were paid to CCM during the year ended October 31, 2015.

Century Growth Opportunities Fund: The Trust has entered into an Administration Agreement with CCM pursuant to which CCM provides certain administrative services to Century Growth Opportunities Fund at the annual rate of 0.10% of the Fund’s average daily net assets.

CCM has entered into a Sub-Administration Agreement with ALPS Fund Services, Inc. (“ALPS”) pursuant to which ALPS provides certain administrative services to each Fund on behalf of CCM. CCM pays ALPS a sub-administration fee for sub-administration services provided to each Fund.

6. DISTRIBUTION FEES AND OTHER PAYMENTS TO FINANCIAL INTERMEDIARIES

The Trust has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act on behalf of Century Small Cap Select Fund. The Plan authorizes the Fund to pay up to 0.25% of the average daily net assets of the Fund’s Investor Shares class for distribution and shareholder services. The Plan may be terminated at any time by the vote of a majority of the independent Trustees or by the vote of the holders of a majority of the outstanding shares of the Investor Shares.

The Trust has entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing such services. Certain services would be provided by the Funds if the shares of each customer were registered directly with the Funds’ transfer agent.

Annual Report | October 31, 2015	35

Notes to Financial Statements

October 31, 2015

7. ADVISER REIMBURSEMENTS

Century Growth Opportunities Fund: Effective October 1, 2015, CCM contractually agreed to limit the operating expenses of Century Growth Opportunities Fund to 0.99% (prior to that date the limit was 1.10%) of average daily net assets of the Institutional Shares. The agreement will remain in effect through February 28, 2017 and may not be terminated prior to that date without the approval of the Board of Trustees.

For the year ended October 31, 2015, the fee waivers and/or reimbursements were $25,507.

CCM is permitted to recoup amounts of prior fee reductions or expense reimbursements within thirty-six months after the day on which CCM earned the fee or incurred the expense if the class’s total annual operating expenses have fallen to a level below the lower of the limit described above or any limit then in effect.

As of October 31, 2015, the maximum amounts subject to recoupment by the Fund in each fiscal year, pursuant to the aforementioned conditions are as follows:

Expires on or before October 31,

2016	2017	2018
$21,059	$3,288	$25,507

8. TRUSTEE AND OFFICER FEES

As of October 31, 2015, there were seven Trustees, six of whom are not “interested persons” (within the meaning of the 1940 Act) of the Trust (the “Independent Trustees”). Each Independent Trustee receives a retainer of $4,000 per calendar quarter from the Trust for his or her services. The chairperson of the Audit Committee receives an additional retainer of $1,125 per calendar quarter; the Lead Independent Trustee receives an additional retainer of $750 per calendar quarter; and the Chairpersons of the Oversight and Governance Committee and Nominating Committee each receive an additional retainer of $375 per calendar quarter. In addition, each Independent Trustee is paid a fee of $5,500 for each meeting of the Board of Trustees attended or participated in, as the case may be. The Independent Trustees are not paid an additional fee from the Trust for attendance at and/or participation in meetings of the various committees of the Board. The Independent Trustees are also reimbursed for meeting-related expenses. Officers of the Trust and Trustees who are interested persons of the Trust receive no salary or fees from the Trust.

9. SUBSEQUENT EVENT

CCM has entered into an agreement to restructure its ownership as described in the prospectus supplement dated March 31, 2015. The proposed restructuring provides for a continuous investment program for the Funds with no changes to the personnel responsible for managing the Funds or in the services CCM provides to the Funds. The new investment advisory agreements will not affect the contractual advisory fee rates payable by the Funds. The new investment advisory agreements will become effective upon consummation of the restructuring, which is currently anticipated to occur on or about December 31, 2015.

36	centuryfunds.com

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Century Capital Management Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Century Capital Management Trust (the “Trust”) comprising the Century Small Cap Select Fund, Century Shares Trust and Century Growth Opportunities Fund as of October 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting the Century Capital Management Trust as of October 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Denver, Colorado
December 18, 2015

Annual Report | October 31, 2015	37

Shareholder Meeting Results

October 31, 2015 (Unaudited)

A Special Meeting of Shareholders of Century Capital Management Trust was held on October 1, 2015. At the meeting, the shareholders of Century Shares Trust, Century Small Cap Select Fund and Century Growth Opportunities Fund (each a “Fund”) approved the proposal for a new investment advisory agreement between Century Capital Management Trust on behalf of each Fund, and Century Capital Management, LLC. In addition, the shareholders of Century Shares Trust approved the proposal to replace the Fund’s fundamental investment objective with a new non-fundamental investment objective. The shareholders of Century Small Cap Select Fund approved the proposal to replace the Fund’s fundamental policy of concentrating its investments in the financial services and health care group of industries with a new fundamental policy of not investing 25% or more of the Fund’s total assets in a particular industry. The results of the voting on each Proposal are set forth below.
Century Shares Trust
Proposal 1: To approve, with respect to Century Shares Trust, a new investment advisory agreement between Century Capital Management Trust, on behalf of the Fund, and Century Capital Management, LLC.

For	Against	Abstain
5,321,246.345	294,827.577	248,505.983

Proposal 2: To approve the replacement of Century Shares Trust’s fundamental investment objective with a new non-fundamental investment objective.

For	Against	Abstain
5,020,208.939	563,091.684	281,279.282

Century Small Cap Select Fund
Proposal 1: To approve, with respect to Century Small Cap Select Fund, a new investment advisory agreement between Century Capital Management Trust, on behalf of the Fund, and Century Capital Management, LLC.

For	Against	Abstain
5,591,461.898	129,748.984	184,313.775

Proposal 3: To approve the replacement of Century Small Cap Select Fund’s fundamental policy of concentrating its investments in the financial services and health care group of industries with a new fundamental policy of not concentrating its investments in any particular industry within the meaning of the 1940 Act.

For	Against	Abstain
5,602,062.067	175,960.322	127,502.268

Century Growth Opportunities Fund
Proposal 1: To approve, with respect to Century Growth Opportunities Fund, a new investment advisory agreement between Century Capital Management Trust, on behalf of the Fund, and Century Capital Management, LLC.

For	Against	Abstain
5,913,711.024	0.000	186.000

38	centuryfunds.com

Disclosure of Fund Expenses

October 31, 2015 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: direct costs, such as short-term redemption fees and wire fees, and indirect costs, including management fees, and other fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs” (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expense Ratio(a)	Expenses Paid During period May 1, 2015 to October 31, 2015(b)
Century Shares Trust
Institutional Shares
Actual	$1,000.00	$1,015.90	1.11%	$5.64
Hypothetical (5% return before expenses)	$1,000.00	$1,019.61	1.11%	$5.65
Century Small Cap Select Fund
Institutional Shares
Actual	$1,000.00	$953.30	1.09%	$5.37
Hypothetical (5% return before expenses)	$1,000.00	$1,019.71	1.09%	$5.55
Investor Shares
Actual	$1,000.00	$951.60	1.40%	$6.89
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	1.40%	$7.12
Century Growth Opportunities Fund
Institutional Shares
Actual	$1,000.00	$939.80	1.08%	$5.28
Hypothetical (5% return before expenses)	$1,000.00	$1,019.76	1.08%	$5.50

(a)	The Fund’s expense ratios have been based on the Fund’s most recent fiscal half year expenses.
(b)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), divided by 365.

Annual Report | October 31, 2015	39

Tax Information

October 31, 2015 (Unaudited)

The following information represents the tax status of dividends and distributions paid by the Funds during the calendar year ended December 31, 2014.  This information is presented to meet regulatory requirements and no current action on your part is required.

	Century Shares Trust	Century Small Cap Select Fund	Century Growth Opportunities Fund
Dividends Received Deduction	38.62%	100.00%	6.84%
Qualified Dividend Income	39.18%	100.00%	6.65%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Century Shares Trust, Century Small Cap Select Fund, and the Century Growth Opportunities Fund designate $48,332,199, $50,828,249 and $14,095,196 respectively as a long-term capital gain distribution.

In early 2015, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2014 via Form 1099. The Funds will notify shareholders in early 2016 of amounts paid to them by the Funds, if any, during the calendar year 2015.

Please consult a tax advisor if you have questions about federal or state income tax laws, or how to prepare your tax returns.

40	centuryfunds.com

Approval of Investment Management Agreements

October 31, 2015 (Unaudited)

Century Capital Management, LLC (CCM) serves as the investment adviser and administrator to each of Century Shares Trust (CST) and Century Growth Opportunities Fund (CGOF) pursuant to an investment advisory agreement and an amended and restated administration agreement, each between Century Capital Management Trust, on behalf of CST and CGOF, and CCM. CCM also serves as the investment adviser and provides administrative services to Century Small Cap Select Fund (CSCS) pursuant to an investment advisory and management services agreement between Century Capital Management Trust, on behalf of CSCS, and CCM. The Trustees of Century Capital Management Trust determine annually whether to continue the investment advisory and administration agreements for each of CST, CSCS and CGOF.

At a meeting held on June 30, 2015, based on their evaluation of the information provided by CCM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the Advisory Agreement currently in effect for each of CST, CSCS and CGOF (each, an “Existing Advisory Agreement”) for another year and approved new Advisory Agreements (each, a “New Advisory Agreement”) that will be effective, if approved by shareholders, upon the consummation of the restructuring by CCM of its ownership (the “Restructuring”) and continue until June 29, 2017.

In advance of the meeting, the Board, including all of the independent Trustees, received, among other things: (i) a Lipper Inc. report comparing each Fund’s fees and expenses to those of a peer group and peer universe for that Fund, each selected by Lipper; (ii) information regarding the average annual total returns for each Fund, as well as comparative total return information for various securities indices and the applicable Lipper and Morningstar peer groups; (iii) reports from CCM that described (a) the services provided to each Fund and information about the personnel providing those services, (b) the fees paid under the investment advisory and administration agreements, (c) compliance and oversight, (d) “fall-out” benefits to CCM, (e) brokerage and soft dollar arrangements, and (f) the fees paid by and services provided to comparable accounts; (iv) CCM’s profitability analysis with respect to advisory services provided to each Fund; and (v) CCM’s Form ADV. The Trustees also requested and received information regarding the Restructuring and the anticipated impact of the Restructuring on CCM and its management of each of the Funds. In addition, at each regularly scheduled Board meeting, the Trustees received and reviewed, among other things, information concerning each Fund’s performance and the services provided to each Fund by CCM. The independent Trustees also received a memorandum from their counsel outlining the legal standards and certain other considerations relevant to the Trustees’ deliberations.

In determining to approve the continuation of the Existing Advisory Agreements and the New Advisory Agreements, the Trustees considered a number of factors as outlined below. The Trustees did not identify any single factor as controlling. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. They also took into account the common interests of the Funds in their review. Throughout their deliberations, the independent Trustees were represented by counsel.

Nature, Extent and Quality of the Services to be Provided by the Adviser

The Trustees considered the nature, extent and quality of the services provided by CCM under the Existing Advisory Agreements and the nature, extent and quality of services expected to be provided by CCM after the Restructuring under the New Advisory Agreements. The Board considered the terms of Existing and New Advisory Agreements, and noted that the terms of the New Advisory Agreements are substantially similar to the terms of the Existing Advisory Agreements, except for different execution dates, effective dates and termination dates. The Trustees also reviewed information provided by CCM relating to its operations and personnel and considered their knowledge of the nature and quality of the services provided by CCM to the Funds gained from their experience as trustees of the Funds. They noted the expectations of the shareholders who had invested in the Funds. The Board considered that CCM was responsible for the management and administration of each Fund’s operations. They also considered that CCM provides day-to-day management of each Fund’s portfolio of investments, including making purchases and sales of portfolio securities consistent with each Fund’s investment objectives and policies. They considered that CCM would continue to provide those services following the consummation of the Restructuring.

Annual Report | October 31, 2015	41

Approval of Investment Management Agreements

October 31, 2015 (Unaudited)

The Board considered CCM’s resources and personnel and the expected impact of the Restructuring on those resources and personnel, focusing in particular on investment and compliance resources and personnel. The Board reviewed each portfolio manager’s experience and qualifications, as well as CCM’s investment approach and research process. The Board also reviewed CCM’s trading procedures and brokerage practices, including information regarding soft dollar arrangements.

The Board considered that, as administrator, CCM is responsible for the administration of each Fund’s business and other affairs and would continue to be responsible for the administration of each Fund’s business and other affairs following the consummation of the Restructuring. It was noted that CCM supervises and monitors the performance of each Fund’s service providers and provides each Fund with personnel (including officers) as are necessary for the Fund’s operations. It was noted that CCM pays all of the compensation of Mr. Thorndike, the interested Trustee, and the Funds’ officers. The Board also noted that CCM assisted the Funds in meeting legal and regulatory requirements and considered, among other things, CCM’s compliance program. The Board considered the fees paid to CCM for the provisions of such services. The Board also considered CCM’s risk management program. The Trustees also considered CCM’s representation that the Restructuring would not have a material impact on the nature, extent and quality of services it provides to the Funds.

Taking all of the foregoing into account, the Trustees concluded that they were satisfied with the nature, extent and quality of services provided to the Funds under the Existing Advisory Agreements. They also concluded that the nature, extent and quality of services that CCM would continue to provide to each Fund under the New Advisory Agreements were satisfactory.

Costs of Services Provided and Profitability to the Adviser

The Trustees reviewed information concerning the costs of services provided to the Funds by CCM, and the profitability to CCM of its investment advisory and administrative relationship with each Fund for the periods ended December 31, 2013 and December 31, 2014, along with a description of the methodology used by CCM in preparing the profitability information. They also reviewed pro forma profitability to CCM with respect to investment advisory and administrative services following the consummation of the Restructuring.

The Trustees recognized that CCM should be entitled to earn a reasonable level of profit for the services provided to each Fund, and that it is difficult to make comparisons of profitability from fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser’s capital structure and cost of capital.

The Trustees considered the extent to which CCM benefited and would continue to benefit from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute a Fund’s purchases and sales of investment securities. It was noted that CCM had represented that it fulfills its fiduciary obligation of seeking best execution when engaging in portfolio transactions for the Funds. The Trustees concluded that the direct and indirect benefits to CCM from its relationship with the Funds were reasonable.

The Trustees concluded that, taking all of the foregoing into account, they were satisfied that CCM’s level of profitability from its relationship with each Fund was not excessive.

42	centuryfunds.com

Approval of Investment Management Agreements

October 31, 2015 (Unaudited)

Investment Performance of the Funds and the Adviser

CST. The Trustees reviewed comparative information that showed that CST’s average annual total return for the Institutional class of shares was better than the average annual total return of CST’s Lipper peer group for the 1, 3 and 5 years ended April 30, 2015 and better than the average annual total return of the Russell 1000 Growth Index for the 1 and 3 year periods ended April 30, 2015, but that such average annual total return lagged the average annual total return of the Russell 1000 Growth Index for the 5 and 10 years ended April 30, 2015 and CST’s Lipper peer group for the 10 years ended April 30, 2015. The Trustees also noted that CST’s average annual total return was in the first quartile of its Morningstar peer group for the three year period ended May 31, 2015. (In all quartile rankings referred to throughout this disclosure, first quartile is most favorable to the Fund’s shareholders. Thus, highest relative performance would be first quartile and lowest relative expenses would also be first quartile.) The Trustees concluded that the investment performance of the Fund was satisfactory.

CSCS. The Trustees reviewed comparative information that showed that CSCS’s average annual total return for each of the Institutional class of shares and the Investor class of shares was better than the average annual total return of the Russell 2000 Index, and CSCS’s Lipper peer group for the 1 year period ended April 30, 2015, but that such average annual total return lagged the average annual total return of the Russell 2000 Growth Index for that period. The Trustees also considered that CSCS’s average annual total return for each of the Institutional class of shares and the Investor class of shares lagged the average annual total return of the Russell 2000 Index, the Russell 2000 Growth Index and CSCS’s Lipper peer group for the 3 and 10 year periods ended April 30, 2015. They also noted that for the 5 year period ended April 30, 2015 the Institutional class of shares and the Investor class of shares performed better than or in line with the Russell 2000 Index and the Lipper peer group, but lagged the Russell 2000 Growth Index. The Trustees noted that the average annual return of CSCS’s Institutional class of shares was in the second quartile of its Morningstar peer group for the one year period ended May 31, 2015. The Trustees concluded that they were satisfied with the improvement of the Fund’s investment performance.

CGOF. The Trustees reviewed comparative information that showed that CGOF’s average annual total return for the Institutional class of shares was better than the average annual total returns of the Russell 2500 Growth Index and CGOF’s Lipper peer group for the 1 year period ended April 30, 2015, but that such annual return lagged the average annual total returns of the Russell 2500 Growth Index and CGOF’s Lipper peer group for the 3 year period ended April 30, 2015 and since CGOF’s inception (November 17, 2010). The Trustees also noted that CGOF’s average annual total return was in the first quartile of its Morningstar peer group for the one year period ended May 31, 2015. The Trustees reviewed CCM’s investment process with respect to CGOF. The Trustees concluded that they were satisfied with the improvement of the Fund’s investment performance.

Advisory Fees, Expense Ratios and Economies of Scale

The Trustees considered the advisory fees paid by each Fund to CCM. The Trustees also considered the administrative fee rate paid by each of CST and CGOF to CCM. They noted that the advisory and administrative fee rates will be the same following the consummation of the Restructuring. The Trustees considered (i) the level of each Fund’s advisory fee versus its peer group and peer universe as shown in the Lipper materials and (ii) each Fund’s total expense ratio as compared to its peer group and peer universe as shown in the Lipper materials.

The Trustees also considered the fees that CCM charges institutional investors and other clients. The Trustees reviewed materials from CCM describing the differences in services provided to these other clients, which noted that typically more services were provided to the Funds than these other clients and that, because of the constant issuance and redemption of Fund shares, the Funds were more difficult to manage than other clients. The materials showed that the fee rates charged by CCM to each Fund were generally similar to (but not necessarily as low as, in all cases) the fees paid by CCM’s other clients.

Annual Report | October 31, 2015	43

Approval of Investment Management Agreements

October 31, 2015 (Unaudited)

The information obtained from Lipper for the meeting compared the advisory fee, transfer agency/custodian fees, distribution fees, other nonmanagement expenses and total expenses for the Institutional and Investor class of shares of each Fund to those of a group of competitor funds of roughly equivalent size, as well as a universe of competitor funds. The Trustees did not independently verify any of the information provided by Lipper.

CST. The Trustees reviewed information that showed that CST’s advisory fee was higher than its Lipper peer group and peer universe average advisory fee. It was noted that the Lipper peer group and peer universe consisted of retail no-load funds. The Trustees also considered that CST’s total expense ratio for the Institutional class of shares was lower than the Lipper peer group and peer universe averages. The Trustees noted that a number of the funds in the peer group were part of large fund complexes and that the lower advisory fees charged to those funds may be a result of economies of scale spread across the complex. The Trustees also considered the services provided by CCM as compared to the services provided by other advisers. The Trustees noted that CCM relies on its own proprietary research to implement its investment philosophy and that CCM’s reliance on this proprietary research might cause CCM’s research costs to exceed those of some other investment advisers that may largely rely on research prepared by third parties. The Trustees concluded that the advisory fee payable by CST to CCM was reasonable in relation to the nature and quality of services provided by CCM under the Existing Advisory Agreement and to be provided by CCM under the New Advisory Agreement.

CSCS. The Trustees reviewed information that showed that CSCS’s advisory fee was higher than its Lipper peer group and peer universe average advisory fee. The Trustees also reviewed information that showed that the total expense ratio for CSCS’s Institutional class of shares was higher than the average total expense ratio of the Lipper peer group but lower than the average total expense ratio of the Lipper peer universe, and that the total expense ratio for CSCS’s Investor class of shares was higher than both the Lipper peer group and peer universe averages. They noted that a number of the funds in the peer group were part of large fund complexes and that the lower advisory fees charged to those funds may be a result of economies of scale spread across the complex. The Trustees also considered the services provided by CCM as compared to the services provided by other advisers. The Trustees noted that CCM relies on its own proprietary research to implement its investment philosophy and that CCM’s reliance on this proprietary research might cause CCM’s research costs to exceed those of some other investment advisers that may largely rely on research prepared by third parties. The Trustees concluded that the advisory fee payable by CSCS to CCM was reasonable in relation to the nature and quality of services provided by CCM under the Existing Advisory Agreement and to be provided by CCM under the New Advisory Agreement.

CGOF. The Trustees reviewed information that showed that CGOF’s contractual advisory fee was higher than its Lipper peer group and peer universe averages. They noted that CCM had reimbursed a portion of the advisory fee payments received from CGOF. The Trustees also considered that CGOF’s total expense ratio for the Institutional class of shares was higher than the average total expense ratio of CGOF’s Lipper peer group and the average total expense ratio of its Lipper peer universe. They noted that a number of the funds in the peer group were part of large fund complexes and that the lower advisory fees charged to those funds may be a result of economies of scale spread across the complex. The Trustees also considered the services provided by CCM as compared to the services provided by other advisers. The Trustees noted that CCM relies on its own proprietary research to implement its investment philosophy and that CCM’s reliance on this proprietary research might cause CCM’s research costs to exceed those of some other investment advisers that may largely rely on research prepared by third parties. The Trustees concluded that the advisory fee payable by CGOF to CCM was reasonable in relation to the nature and quality of services provided by CCM under the Existing Advisory Agreement and to be provided by CCM under the New Advisory Agreement.

44	centuryfunds.com

Approval of Investment Management Agreements

October 31, 2015 (Unaudited)

The Trustees considered the extent to which CCM may realize economies of scale or other efficiencies in managing and supporting the Funds. It was noted that as assets increase certain fixed costs may be spread across a larger asset base, and it was noted that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Funds, and not only in respect of a single Fund. The Trustees recognized that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by CCM in research and analytical capabilities and CCM’s commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons. The Trustees noted that the advisory fee schedule for each of CST and CGOF included breakpoints that would allow the shareholders of the Fund to share in economies of scale, if any, experienced by CCM in managing that Fund. The Trustees noted that the advisory fee schedule for CSCS did not include breakpoints that would reduce the fee rate on assets above specified levels. The Board determined that the current fee structure for CSCS was acceptable given the fee level. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with each of the Funds.

Annual Report | October 31, 2015	45

Trustees and Officers

October 31, 2015 (Unaudited)

The following table provides certain information regarding the Trustees and officers of the Century Funds as of October 31, 2015. Each Trustee’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Trustee and officer is c/o Century Capital Management, 100 Federal Street, 29th Floor, Boston, MA 02110. Each Trustee’s term of office continues until the election and qualification of a successor, or until such Trustee dies, retires, resigns or is removed in accordance with the Declaration of Trust. Because the Funds do not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period.

Name, Year of Birth, Position(s) held with Trust and Length of Time Served	Principal Occupation During Past 5 Years And Other Directorships Held	No. of Portfolios in Fund Complex Overseen
William Gray (1952) Trustee, 2006 to present
Senior Advisor, The Blackstone Group LP (private equity firm); Special Advisor, Chi & Partners (communications firm); Senior Advisor, Orca TV, LLC (campus-based social media firm); Senior Advisor, Digital Artists (social media technology platform); Advisor, TruEffect, Inc. (advertising data analytics); Advisor, Idomoo Ltd. (customer video targeting); Advisor, Global Cities of Bloomberg Philanthropies (since April 2015). Formerly, North American CEO, Vice Chairman, Director, Ogilvy Group Inc. (communications firm) (retired 2010). Other Directorships: HealthMarkets, Inc. (health insurance); Zinio Holdings LLC (digital newsstand firm); The New York Public Library; First Tee of Connecticut; SeaWorld Parks & Entertainment (Independent Director, since December 2014). Former Directorships: Harleysville Group, Inc. (through 2011); American Red Cross of Greater New York (Trustee, 1996 to 2002; Chairman 2002 to 2008; Chairman Emeritus, since 2008).
		3
Laura A. Johnson (1954) Trustee, 2007 to present
Visiting Fellow and Director of the International Land Conservation Network, Lincoln Institute of Land Policy. Formerly, Bullard Fellow, Harvard Forest, Harvard University (2013-2014). President, Massachusetts Audubon Society (1999-2012). Other Directorships: Chairman, Board of Directors, Land Trust Alliance; member, WGBH Board of Overseers; member of the Corporation, Woods Hole Oceanographic Institute; member, Appalachian Mountain Club (AMC) Board of Advisors; member, Mount Auburn Cemetery Council of Visitors. Former Directorships: Fenn School (2001 – 2006); Winsor School (trustee, 1990-1996; Alumnae board (2013-2014).
		3
Stephen W. Kidder (1952) Trustee, 2005 to present	Partner, Hemenway & Barnes LLP (law firm). Formerly, Managing Partner, Hemenway & Barnes LLP (through 2014); President, Hemenway Trust Company. Other Directorships: Vice Chairman, Wellesley College; President of the Board, Isabella Stewart Gardner Museum; Vice Chairman, Children’s Hospital Trust.	3
Jerry S. Rosenbloom (1939) Trustee, 1998 to present
Frederick H. Ecker Emeritus Professor of Insurance and Risk Management, The Wharton School, University of Pennsylvania. Fellow, Financial Institutions Center and Fellow, Leonard Davis Institute for Health Economics, The Wharton School. Formerly, Academic Director, Certified Employee Benefit Specialist Program, The Wharton School. Other Directorships: American Institute for Chartered Property Casualty Underwriters; The Insurance Institute of America; Advisory Board Member, International Foundation of Employee Benefit Plans. Former Directorships: Harleysville Mutual Insurance Company and Harleysville Group, Inc. (through April 2012).
		3

46	centuryfunds.com

Trustees and Officers

October 31, 2015 (Unaudited)

Name, Year of Birth, Position(s) held with Trust and Length of Time Served	Principal Occupation During Past 5 Years And Other Directorships Held	No. of Portfolios in Fund Complex Overseen
David D. Tripple (1944) Trustee, 2004 to present	Private investor. Formerly, Chief Executive Officer and Trustee, Pioneer Funds (2000 to 2001); Executive Vice President and Director, The Pioneer Group, Inc. (asset management) (1998 to 2000). Other Directorships: The Calamos Funds (overseeing 26 portfolios in fund complex).	3
Ellen M. Zane (1951) Trustee, 2007 to present
CEO Emeritus and Vice Chairman, Board of Trustees of Tufts Medical Center. Formerly, President and CEO of Tufts Medical Center and Floating Hospital for Children (2004 to 2011); Network President, Partners Healthcare System (1994 to 2004). Other Directorships: Haemonetics Corporation; Brooks Automation, Inc.; Parexel International Corporation; Press Ganey Associates, Inc.; Fiduciary Trust Company; Harvard School of Public Health, Health Policy & Management Executive Council; Trustee, Vice Chairman, George Washington University; Trustee, Tufts Medical Center; Director, Minuteman Health Plan (since 2012); Director, AgNovos Healthcare, LLC (since 2014). Former Directorships: Lincare Corporation (through August 2012).
		3
INTERESTED TRUSTEES AND OFFICERS[1]
Alexander L. Thorndike (1966) Trustee, 1999 to present; Chairman and Principal Executive Officer, 2004 to present	Managing Partner, Century Capital Management, LLC. No other directorships held.	3
Julie Smith (1971) Principal Financial Officer, 2008 to present	Chief Financial Officer, Century Capital Management, LLC.	N/A
Jennifer Mortimer (1971) Secretary and Chief Compliance Officer, June 2014 to present
Chief Compliance Officer, Century Capital Management, LLC (June 2014 to present). Formerly, Fund Chief Compliance Officer (2012 to June 2014) and Compliance Manager (2011 to 2012), Foreside Compliance Services, LLC; Vice President (2010 to 2011) and Assistant Vice President (2005 to 2010), Wellington Management Company, LLP.
		N/A

[1]	Each person listed is considered an “interested person” of the Trust within the meaning of the 1940 Act by virtue of being an officer or employee of the Adviser.

The Statement of Additional Information (“SAI”) for each Fund includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 321-1928.

Annual Report | October 31, 2015	47

Fund Information

PORTFOLIO HOLDINGS
Each fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of the fund’s fiscal year on Form N-Q. The Forms N-Q are available on the SEC’s website at www.sec.gov, and they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING
A description of the policies and procedures that each fund uses to determine how to vote proxies relating to portfolio securities and each fund’s proxy voting record for the 12-month period ended June 30 are available, without charge, upon request, by calling 1-800-321-1928. You may also obtain a copy of the funds’ proxy voting policies and procedures and proxy voting record on the SEC’s website at www.sec.gov.

FOR MORE INFORMATION
For more information about the Century Funds, please call 1-800-303-1928 or visit www.centuryfunds.com.

Regular Mailing Address: Century Funds P.O. Box 588 Portland, ME 04112	Overnight Mailing Address: Century Funds c/o Atlantic Shareholder Services, LLC 3 Canal Plaza, Ground Floor Portland, ME 04101

Investment Adviser Century Capital Management, LLC 100 Federal Street Boston, MA 02110	Distributor ALPS Distributors, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203

Item 2.	Code of Ethics.

(a)	As of the end of the period covered by this report, Century Capital Management Trust (the “Registrant”) has adopted a code of ethics, as defined in Item 2 of Form N‑CSR that applies to its Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer.

(c)	During the period covered by this report, there were no amendments to the code of ethics.

(d)	During the period covered by this report, no waivers from any provision of the code of ethics were granted.

(f)(1)	A copy of the code of ethics is filed as an exhibit hereto.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Registrant’s board of trustees has determined that the Registrant has an “audit committee financial expert” serving on its audit committee, as that term is defined in paragraph (b) of Item 3 of Form N‑CSR.

(a)(2)	Jerry Rosenbloom is the audit committee financial expert. Mr. Rosenbloom is an “independent” member of the audit committee as that term is defined in paragraph (a)(2) of Item 3 of Form N‑CSR.

(c)(4)	Mr. Rosenbloom is an independent trustee, as defined in paragraph (a)(2) of this item’s instructions. Mr. Rosenbloom received his B.S. degree in Business Administration from Temple University and his M.A. and Ph.D. degrees in Applied Economics, with a concentration in insurance, from the University of Pennsylvania. He is currently the Frederick H. Ecker Emeritus Professor of Insurance and Risk Management at the Wharton School. He was the past Chairman of the Insurance and Risk Management Department at Wharton and the past Executive Director of the S.S. Huebner Foundation for Insurance Education. He has served on the Boards of Directors of mutual funds and insurance companies, including in the capacity of audit committee member, and he has served as a consultant to numerous companies, funds and associations. In connection with his directorships and audit committee memberships, as well as his academic and teaching activities and his consulting activities for public and private companies, Mr. Rosenbloom has evaluated financial statements containing a breadth and level of complexity of accounting issues comparable to those that may arise in the financial statements of the Funds, and he has developed an understanding of internal controls and procedures for financial reporting, as well as audit committee functions. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed to the Registrant for each of the last two fiscal years for professional services rendered by the Registrant’s principal accountant (“Accountant”) for the audit of the Registrant’s annual financial statements or services that are normally provided by the Accountant in connection with statutory and regulatory filings or engagements for these fiscal years were as follows:

FYE	Fees
10/31/2015	$131,400
10/31/2014	$128,400

(b)	Audit-Related Fees. For each of the last two fiscal years, there were no fees billed to the Registrant for assurance and related services by the Accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under Audit Fees. For each of the last two fiscal years of the Registrant, there were no audit-related fees billed by the Registrant’s Accountant to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant (together, “Adviser Related Entities”) for services that were related directly to the operations and financial reporting of the Registrant.

(c)	Tax Fees. For the last two fiscal years of the Registrant, there were no tax fees billed by the Registrant’s Accountant to Adviser Related Entities for services that were related directly to the operations and financial reporting of the Registrant. The aggregate fees billed to the Registrant for each of the last two fiscal years for professional services provided by the Registrant’s Accountant for tax compliance, tax advice and tax planning were as follows:

FYE	Fees
10/31/2015	$15,600
10/31/2014	$15,450

These services related to the preparation of tax returns and the review of year end distribution and dividend allocation calculations.

(d)	All Other Fees. All Other Fees are fees related to services other than those reported above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees.” For each of the Registrant’s last two fiscal years, no such fees were billed by the Registrant’s Accountant to the Registrant or to Adviser Related Entities for services related directly to the operations and financial reporting of the Registrant.

(e)(1)	The audit committee’s pre-approval policies and procedures are as follows:

Generally, the Registrant’s audit committee must approve (a) all audit and permissible non-audit services to be provided to the Registrant and (b) all permissible non-audit services to be provided by the principal accountant to the Registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.  The Chairman of the audit committee is authorized to pre-approve the provision of additional non-audit services, including tax services, provided that the Chairman reports his decision at the next succeeding audit committee meeting.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)	The aggregate non-audit fees billed by the Registrant’s Accountant, for the Trust’s last two fiscal years, for services rendered to the Registrant and Adviser Related Entities are shown in the table below:

FYE	Non-Audit Fees for Registrant	Non-Audit Fees for Adviser Related Entities	Aggregate Non- Audit Fees
10/31/2015	$15,600	None	$15,600
10/31/2014	$15,450	None	$15,450

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure as to such procedures in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer, after evaluating the effectiveness of the Registrant’s “disclosure controls and procedures” (as defined in the Investment Company Act of 1940 Rule 30-a-2(c) under the Act (17 CFR 270.30a-2(c))) as of a date (the “Evaluation Date”) within 90 days of the filing date of this report, have concluded that, as of the Evaluation Date, the Registrant’s disclosure controls and procedures were adequately designed to ensure that the information required to be disclosed by the Registrant in this Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Registrant’s Code of Ethics required to be disclosed under Item 2 hereof is filed and attached hereto as exhibit EX‑99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as exhibit EX‑99.CERT.

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as exhibit EX‑99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Century Capital Management Trust

By:	/s/ Alexander L. Thorndike
Alexander L. Thorndike, Chairman

Date:	January 5, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Alexander L. Thorndike
Alexander L. Thorndike, Principal Executive Officer

Date:	January 5, 2016

By:	/s/ Julie Smith
Julie Smith, Principal Financial Officer

Date:	January 5, 2016